As filed with the Securities and Exchange Commission on April 20, 20001

                                                            File Nos. 033-22925
                                                                      811-05279

                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form N-4

             Registration Statement under the Securities Act of 1933
                       Post-effective Amendment No. 21 /X/

                                     and/or

         Registration Statement under the Investment Company Act of 1940
                       Post-effective Amendment No. 23 /X/

                    CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                     Charter National Life Insurance Company
                               (Name of Depositor)

                                3100 Sanders Road
                           Northbrook, Illinois 60062
                                  847/402-5000
         (Address and Telephone Number of Depositor's Principal Offices)


                               Michael J. Velotta
                  Vice President, Secretary and General Counsel
                     Charter National Life Insurance Company
                                3100 Sanders Road
                           Northbrook, Illinois 60062
                                  847/402-2400
       (Name, Complete Address and Telephone Number of Agent for Service)

                                   Copies to:
Richard T. Choi, Esquire                         Anthony Poole, Esquire
Foley & Lardner                                  ALFS, Inc.
3000 K Street, NW                                3100 Sanders Road,
Suite 500                                        Suite J5B
Washington, D.C. 20007-5109                      Northbrook, Illinois 60062

Approximate date of proposed public offering: Continuous

              IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                             (CHECK APPROPRIATE BOX)

/ / immediately upon filing pursuant to paragraph (b) of Rule 485 /X/ on May 1, 2001 pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485 / / on (date) pursuant to paragraph (a)(1) of Rule 485

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in the Charter National Variable Annuity Account under deferred variable annuity contracts.

                              Scudder Horizon Plan

                          Prospectus dated May 1, 2001


              A No-Load Flexible Premium Deferred Variable Annuity
                                   offered by
                     Charter National Life Insurance Company
                                   through the
                    Charter National Variable Annuity Account


This prospectus describes the Scudder Horizon Plan Contract ("Contract"). To learn more about the Contract, you may want to look at the Statement of Additional Information dated May 1, 2001 (the "SAI"). For a free copy of the SAI, contact us at:
Scudder Horizon Plan                               Overnight Mailing Address:
Customer Service Center                            Scudder Horizon Advantage
PO Box 80469                                       Customer Service Center
Lincoln, NE 68501-0469                             2940 S. 84th Street

                                                   Lincoln, NE 68506
                                                   1-800-242-4402


Charter has filed the SAI with the U.S. Securities and Exchange Commission (the "SEC") and has incorporated it by reference into this prospectus. The SAI's table of contents appears at the end of this prospectus.

The SEC maintains an Internet Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information. You may also read and copy any of these documents at the SEC's public reference room in Washington, D.C. Please call 1-800-SEC-0330 for further information on the operation of the public reference room.


Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the Contract.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This Contract is not available in all states.

The Contract has 10 investment alternatives -- a general account (paying a guaranteed minimum fixed rate of interest) and 9 sub-accounts of the Charter National Variable Annuity Account. Money you direct to a sub-account is invested exclusively in a single portfolio of the Scudder Variable Series I* or Scudder Variable Series II. The 9 mutual fund portfolios we offer through the sub-accounts under this Contract are:

* Effective May 1, 2001, Scudder Variable Life Investment Fund changed its name to Scudder Variable Series I.


Scudder Variable Series I


Balanced Portfolio                    International Portfolio
Bond Portfolio
Capital Growth Portfolio              Money Market Portfolio
Global Discovery Portfolio            21st Century Growth Portfolio
Growth and Income Portfolio


Scudder Variable Series II
o        Growth Portfolio **


** On May 1, 2001 the Large Company Growth Portfolio of the Scudder Variable Series I merged into the Growth Portfolio of the Scudder Variable Series II. We have made a corresponding change in the name of the Variable Sub-Account that invests in that Fund.


Variable annuity contracts involve certain risks, including possible loss of principal.

o The investment performance of the portfolios in which the sub-accounts invest will vary.

o    We do not guarantee how any of the portfolios will perform.

o The Contract is not a deposit or obligation of any bank, and no bank endorses or guarantees the contract.

o Neither the U.S. Government nor any Federal agency insures your investment in the Contract.

The Contract is designed to aid you in long-term financial planning.



                                Table of Contents
                                                                                 Page

Definitions........................................................................6
Summary............................................................................8
Expense Table.....................................................................12
     Financial Statements.........................................................14
Calculation of Yields and Total Returns...........................................14
Other Performance Data............................................................15
Charter and the Variable Account..................................................16
     Charter National Life Insurance Company......................................16
     Charter National Variable Annuity Account....................................16
     Services Agreements with Allstate............................................17

 The Funds........................................................................17
       Scudder Variable Series I..................................................17
       Scudder Variable Series II.................................................17
The Contract......................................................................21

     Contract Application and Issuing the Contract................................22
     Examination Period...........................................................22
     Payments.....................................................................23
     Allocating Payments..........................................................25
     Transfers....................................................................25
     Account Value................................................................28
     Contract Ownership...........................................................29
     Assignment of Contract.......................................................29
Access to Your Money..............................................................30
     Full and Partial Surrenders..................................................30
     Annuity Payments.............................................................31
     Annuity Income Options.......................................................32
     Maturity Date................................................................33
     Death Benefit................................................................34
     Beneficiary Provisions.......................................................34
     Death of Owner...............................................................34
     Employment-Related Benefit Plans.............................................35
Expenses..........................................................................35
     Mortality and Expense Risk Charge............................................35
     Contract Administration Charge...............................................36
     Records Maintenance Charge...................................................36
     Premium Taxes................................................................36
     Other Taxes..................................................................37
     Transfer Charges.............................................................37
     Portfolio Charges............................................................37
Federal Tax Matters...............................................................37

     Taxation of Annuities in General.............................................37
General Provisions................................................................42
     The Contract.................................................................42
     Delay of Payment and Transfers...............................................43
     Contract Expiration..........................................................43
     Misstatement of Age or Sex...................................................43
     Nonparticipating Contract....................................................43
     Notices and Inquiries........................................................43
     Records and Reports..........................................................44
     Services Agreement...........................................................44
Distribution of the Contract......................................................44
The General Account...............................................................45
Voting Rights.....................................................................46
Legal Matters.....................................................................47
Additional Information............................................................47
Table of Contents for Statement of  Additional Information........................48
APPENDIX A-- Condensed  Financial Information.....................................49


Definitions

Account Value -- Your Contract's total value in the sub-accounts and the general account. The Contract refers to account value as "Accumulated Value."

Age -- The annuitant's age on his or her birthday nearest to the Contract Anniversary.

Annuitant -- The person whose life is used to determine the duration and amount of any annuity payments. If the annuitant dies before the Maturity Date, we will pay a death benefit.

Annuity Payments -- After the Maturity Date, we promise to pay you an income in the form of regular fixed annuity payments. The amount of the annuity payments depends on the amount of money you accumulate in the Contract before the Maturity Date and on the annuity income option you choose.

Beneficiary -- The person(s) you select to receive the benefits of the Contract if no Owner is living.

Contract Date -- The date listed in the Contract that we use to determine Contract years, Contract months, and Contract anniversaries. The Contract Date is usually the same date as the Effective Date.

Death Benefit -- An amount we pay if the annuitant dies before the Maturity Date. The death benefit is the greater of the account value or the Guaranteed Death Benefit.

Declaration Period -- A period of time between 1 and 3 years during which we will credit specified rates of interest on payments you allocate to the general account.

Effective Date -- A date within two business days after we have received a completed application and the full initial payment.

Funds -- The Scudder Variable Series I and Scudder Variable Series II are open-end, diversified management investment companies in which the sub-accounts invest.

General Account -- The account containing all of Charter's assets, other than those held in its separate accounts.

Guaranteed Death Benefit -- The sum of the payments you made, less any partial surrenders.

Home Office -- The home office of Charter is located at 3100 Sanders Road, Northbrook, IL 60062. Charter's customer service center and administrative office are located at 2940 S. 84th Street, Lincoln, NE 68506.

Joint Annuitant -- If you select annuity income option 2, you may designate a joint annuitant. We will use the joint annuitant's life, in addition to the annuitant's life, to determine the duration of the annuity payments.

Joint Owner -- A person sharing the privileges of ownership as stated in the Contract. If a joint owner is named, Charter will presume ownership to be as joint tenants with right of survivorship.

Maturity Date -- The date on which your account value is applied to an annuity income option, if the annuitant is living.

Monthly Anniversary -- The same date in each month as the Contract Date.

Net Payment -- A payment less any applicable premium taxes.

Nonqualified Contract -- A Contract other than a Qualified Contract.

Owner (you, your) -- The person having the privileges of ownership stated in the Contract, including the right to receive annuity payments if the annuitant is living on the Maturity Date and the Contract is in force.

Portfolio -- A separate investment portfolio of the Fund in which a sub-account of the Variable Account invests.

Proof of Death -- One of the following: (i) a certified copy of a death certificate, (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death, or (iii) any other proof satisfactory to Charter.

Qualified Contract -- A Contract issued in connection with a retirement plan that qualifies for special Federal income tax treatment.

Sub-account -- An investment division of the Variable Account. Each sub-account invests exclusively in a single portfolio of the Fund.

Unit Value -- The value of each unit of a sub-account. It is calculated each Valuation Period. It is similar to the net asset value of a mutual fund.

Valuation Date -- Each day on which we value the assets in the sub-accounts, which is each day on which the New York Stock Exchange (NYSE) is open for trading. We are open for business on each day the NYSE is open.

Valuation Period -- The period that begins at the close of one Valuation Date and ends at the close of the next Valuation Date.

Variable Account -- Charter National Variable Annuity Account, a separate account composed of sub-accounts which we established to receive and invest the portion of net payments under the Contract that you do not allocate to our general account.

we, us, our, Charter, the Company -- Charter National Life Insurance Company.

Summary

This summary answers certain basic questions you may have about the Contract. More detailed information about the Contract appears later in this Prospectus. Please read this Prospectus carefully.
Why should I purchase this Contract?

The Contract provides a way for you to invest on a tax-deferred basis in the sub-accounts of the Variable Account and in the general account. The Contract is designed to enable you to accumulate money for retirement and other long-term investment purposes. "Tax-deferred" means that earnings and appreciation on the assets in your Contract are not taxed until you take money out by a full or partial cash surrender or by annuitizing the Contract, or until we pay the death benefit.
How can I purchase the Contract?

You may purchase the Contract from us (Charter National Life Insurance Company) for a minimum payment of $2,500 ($2,000 for certain Qualified Contracts). We do not deduct a commission or sales charge from any payment you make. You may make additional payments under the Contract, subject to certain conditions. Send your payments to:
Scudder Horizon Plan
Customer Service Center

Mailing address:
P.O. Box 80469
Lincoln, NE 68501-0469

Overnight Mailing Address:
2940 S. 84th Street
Lincoln, NE 68506
What annuity benefits are offered under the Contract?

The Contract allows you to receive fixed annuity payments under one of three annuity income options. Annuity payments begin after the Maturity Date, provided the annuitant is living. The three annuity income options currently available are: (i) life annuity with installment refund; (ii) joint and survivor life annuity with installment refund; and (iii) installments for life.

Other annuity income options may be available on the Maturity Date. The dollar amount of each annuity payment will be fixed on the Maturity Date and guaranteed by us.

What investments are available under the Contract?


You may invest your money in any of the following portfolios of the Scudder Variable Series I and Scudder Variable Series II, by directing your payments into the corresponding sub-accounts:

o        Balanced
o        Bond
o        Capital Growth
o        Global Discovery
o        Growth and Income
o        International Growth*
o        Money Market
o        21st Century Growth




* Prior to May 1, 2001, the Growth Sub-Account was named Large Company Growth Sub-Account


Each sub-account invests in Class A shares of its corresponding portfolio. The assets of each portfolio are held separately from the assets of other portfolios and each has separate investment objectives and policies. The attached prospectus for the Fund more fully describes the portfolios. Zurich Scudder Investments Inc. is the investment adviser for the portfolios. (Prior to January 1, 2001, the investment adviser for the Portfolios was named Scudder Kemper Investments, Inc.)




Your investment in the sub-accounts will fluctuate daily based on the investment results of the portfolios in which you invest, and on the fees and charges
deducted.   You  bear  the  investment  risk  for  amounts  you  invest  in  the sub-accounts.
What fixed rate options are available under the Contract?

You may allocate funds to the general account and receive a specified rate of return. We will credit interest to your payments for the length of the Declaration Period you choose at a guaranteed rate we specify in advance. We offer Declaration Periods of 1 and 3 years. At the end of the Declaration Period, you have the option to move funds into any available sub-account or into another Declaration Period that has a new specified rate of interest that we guarantee will be no less than 3.5%.

We guarantee interest, as well as principal, on money placed in the general account.

What is the purpose of the Variable Account?

We established the Variable Account to invest the payments we receive under our variable annuities, including this Contract. The Variable Account is divided into sub-accounts. Each sub-account invests exclusively in a portfolio of the Fund. Under Illinois law, the assets in the Variable Account associated with the Contract are not affected by, nor chargeable with, liabilities arising out of any other business we conduct.

Can I transfer assets within the Contract?

Yes. You have the flexibility to transfer assets within the Contract. You may transfer amounts among the sub-accounts and from the sub-accounts to the general account at any time. You may also transfer amounts from the general account to the sub-accounts or within the general account at the end of a Declaration Period.

We do not impose a charge for any transfers. In the future, we may impose a transfer charge of $10 for the third and subsequent transfer requests made during a Contract Year.

What are my expenses under the Contract?

On each Valuation Date, we deduct an Administrative Expense Charge at an annual rate of 0.30%, and a Mortality and Expense Risk Charge at an annual rate of 0.40%, from the amount you have invested in each sub-account. These charges are not deducted from the general account. We do not charge an annual maintenance fee, although the Contract permits us to deduct a maximum fee of $40 in the future.

We will deduct state premium taxes, which currently range from 0% to 3.5%, if your state requires us to pay premium taxes. We will deduct the taxes either when we incur the tax or at a later time.

We do not deduct any surrender charges on full or partial surrenders.

The portfolios also deduct investment charges from amounts you have invested in the portfolios through the sub-accounts. These charges range from 0.46% to 1.50% annually, depending on the portfolio. See the prospectus for the Fund and the Fee Table in this Prospectus.

Do I have access to my money in the Contract?

Yes. You may make a full or partial surrender of the Contract at any time before the Maturity Date or the annuitant's death. No surrender charges apply.

For Qualified Contracts issued under the Internal Revenue Code ("Code") Section 403(b), certain restrictions will apply. You may also have to pay Federal income taxes and a penalty tax on any money you take out of the Contract.

What is the death benefit?

If the annuitant dies before the Maturity Date, we pay you, the owner, the greater of the account value or the Guaranteed Death Benefit. If the owner of a Nonqualified Contract dies before the Maturity Date and before the annuitant's death, then we will pay the account value in a lump sum to the joint owner no later than 5 years following the owner's death (if there is no joint owner, then we will pay the beneficiary).

What are the Federal income tax consequences of investing in the Contract?

The Contract's earnings are generally not taxed until you take them out. For Federal tax purposes, if you take money out before the Maturity Date, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% Federal penalty tax on the earnings. The annuity payments you receive after the Maturity Date are considered partly a return of your original investment; that part of each payment is not taxable as income. Different tax consequences may apply for a Contract used in connection with a qualified plan.

Can the Contract be returned after I receive it?

Yes. You may return the Contract for a refund by returning the Contract to our customer service center within 10 days after you receive it. As permitted by federal or state law, the amount of the refund will generally be the initial payment, plus (or minus) gains (or losses) from investing the payment in the sub-accounts you selected on your application, plus interest earned on amounts you allocated to the general account. In some states you may have more than 10 days, or receive a different refund amount. See "Examination Period" and "State Exceptions."

Expense Table


This Expense Table illustrates the current charges and deductions under the Contract, as well as the Fund's fees and expenses for the 2000 calendar year. The purpose of this table is to assist you in understanding the various cost and expenses that you will bear directly and indirectly. The Fund has provided the information pertaining to the Fund.

Contract Owner Transaction Expenses

 ------------------------------------------------------------------------------
 Sales Load Imposed on Payments                                         NONE
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Deferred Sales Load                                                    NONE
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Surrender Fee                                                          NONE
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Transfer Charge (transfers made between sub-accounts and/or to the     NONE*
 general account during a Contract Year)
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Annual Records Maintenance Charge                                      NONE*
 ------------------------------------------------------------------------------

 Variable Account Annual Expenses (as a percentage of your average net assets in the Variable Account)
 ------------------------------------------------------------------------------
 Mortality and Expense Risk Charge                                      0.40%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Contract Administration Charge                                         0.30%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Total Variable Account Annual Expenses                                 0.70%
 ------------------------------------------------------------------------------

Charter  does  not  currently   impose  a  transfer  charge  or  annual  Records
Maintenance Charge, but we reserve the right to impose either or both of these charges in the future.

Portfolio Annual Expenses (after voluntary reductions and reimbursements) (as a percentage of average daily net assets for the 2000 calendar year)

                               Management Fees Other Expenses   Total Expenses
                                                                     after
                                                                  Fee Waiver
Scudder Variable Series I
        Portfolio
Balanced                            0.48%          0.06%             0.54%
Bond                                0.48%          0.10%             0.58%
Capital Growth                      0.45%          0.03%             0.48%
Global Discovery(2)                 0.82%          0.43%             1.25%
Growth and Income                   0.47%          0.07%             0.54%
International                       0.81%          0.15%             0.96%
Money Market                        0.37%          0.09%             0.46%
21st Century Growth(2)              0.15%          1.35%             1.50%

Scudder Variable Series II
        Portfolio
Growth(3)                           0.60%          0.05%             0.65%

1.   Figures shown in the Table are for the year ended December 31, 2000.

2. Until April 1, 2002, the Portfolio's adviser has agreed to waive a portion of its fees to the extent necessary to limit "Total Portfolio Annual Expenses" of the Global Discovery Portfolio to 1.25% and the 21st Century Growth Portfolio to 1.50%. Without these fee waivers, "Total Portfolio Annual Expenses" for the Global Discovery Portfolio and 21st Century Growth Portfolio would have been 1.41% and 2.21% respectively.

3. Effective May 1, 2001, the Large Company Growth Portfolio merged into the Scudder Variable Series II Growth Portfolio.




Example

The following example illustrates the expenses that you would pay on a $1,000 investment, assuming 5% annual return on assets, if you continued the Contract, surrendered or annuitized at the end of each period:


Sub-account                      1 Year       3 Years      5 Years      10 Years
-------------------------------------------------------------------------------

Balanced                           $13          $40           $68         $151
Bond                               $13          $41           $71         $155
Capital Growth                     $12          $38           $65         $144
Global Discovery                   $20          $62          $106         $229
Growth and Income                  $13          $40           $68         $151
International                      $17          $53           $91         $198
Growth*                            $14          $43           $74         $163
Money Market                       $12          $37           $64         $141
21st Century Growth                $23          $70          $119         $255

-------------------------------------------------------------------------------


* Prior to May 1, 2001, the Growth Sub-Account was named the Large Company Growth Sub-Account.

The fee table and example above are based upon the current level of charges deducted under the Contract. In the future, we may increase the Mortality and Expense Risk Charge to .70% per year, establish a Records Maintenance Charge of up to $40 per year and impose a transfer charge of $10 for the third and each subsequent transfer request made during a Contract Year. We currently have no intention of changing our charges.

Neither the fee table nor the example reflects the deduction of any premium tax.

You should not consider this example to represent past or future expenses, performance or return. The example assumes that any fund expense waivers or reimbursement arrangements described in the footnotes on page 12 are in effect for the time periods shown. Actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical. Past or future annual returns may be greater or less than the assumed return.

A financial history of each sub-account is included in Appendix A of this Prospectus.

Financial Statements

The financial statements of Charter and the Variable Account are included in the SAI.

Calculation of Yields and Total Returns

We may periodically advertise yields and standard total returns for the sub-accounts and the portfolios. These figures will be based on historical earnings and are not intended to indicate future performance.

Yields and standard total returns include all charges and expenses you would pay under the Contract -- the Mortality and Expense Risk Charge (0.40%) and the Contract Administration Charge (0.30%).

The yield of the Money Market sub-account refers to the annualized investment income that an investment in the sub-account generates over a specified seven-day period. The effective yield of the Money Market sub-account is calculated in a similar way but, when annualized, we assume that the income earned by the investment has been reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment.

The yield of a sub-account (except the Money Market sub-account) refers to the annualized income that an investment in the sub-account generates over a specified thirty-day period.

The average annual total return of a sub-account assumes that an investment has been held in the sub-account for certain periods of time including the period measured from the date the sub-account began operations. We will provide the average annual total return for each sub-account that has been in operation for 1, 5, and 10 years. The total return quotations will represent the average annual compounded rates of return that an initial investment of $1,000 would earn as of the last day of the 1, 5 and 10 year periods.

The yield and total return calculations are not reduced by any premium taxes. Applying premium taxes will reduce the yield and total return of a Contract.

For additional information regarding yield and total return calculations, please refer to the SAI.

Other Performance Data

We may disclose other performance data, such as cumulative total return and nonstandard total returns. This means that the data may be presented for different time periods and different dollar amounts.

We may also present historic performance data for the portfolios since their inception that is reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance data includes data that precedes the inception dates of the sub-accounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

We will only disclose non-standard performance data if we also disclose the standard performance data. For additional information regarding the calculation of other performance data, please refer to the SAI. Advertising, sales literature, and other communications may compare the expense and performance data for the Contract and each sub-account with other variable annuities tracked by independent services such as Lipper Analytical Services, Inc., Morningstar and the Variable Annuity Research Data Service. These services monitor and rank the performance and expenses of variable annuity issuers on an industry-wide basis. We may also make comparisons using other indices that measure performance, such as Standard & Poor's 500 Composite or the Dow Jones Industrial Average. Unmanaged indices may assume reinvestment of dividends but do not deduct administrative and management costs and expenses.

We may report other information including the effect of tax-deferred compounding on a sub-account's returns, illustrated by tables, graphs, or charts. Tax-deferred compounding can lead to substantial long-term accumulation of assets, if the portfolio's investment experience is positive. Sales literature, advertisements or other reports may refer to A.M. Best's rating of Charter as an insurance company.

Charter and the Variable Account
Charter National Life Insurance Company

Charter was originally incorporated as a stock life insurance company under the laws of the State of Missouri on December 7, 1955. On December 21, 1999, Charter was redomesticated to the State of Illinois. Charter principally engages in the offering of insurance products. We are authorized to conduct business in 49 states, the District of Columbia and Puerto Rico. Our home office is located at:
3100 Sanders Road, Northbrook, IL 60062.

On July 1, 1999, Charter became a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate"), a stock life insurance company incorporated under the laws of the State of Illinois. Charter was previously a wholly owned subsidiary of Leucadia National Corporation ("Leucadia"). Allstate is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company incorporated under the laws of the State of Illinois. Allstate Insurance Company is wholly owned by The Allstate Corporation, a Delaware corporation.



Independent rating agencies regularly evaluate life insurers' claims-paying ability, quality of investments, and overall stability. A.M. Best Company assigns an A- (Excellent) financial strength rating to Charter. This rating does not reflect the investment performance of the Variable Account. We may from time to time advertise this rating in our sales literature.



Charter National Variable Annuity Account

Charter originally established the Variable Account as a separate investment account under the laws of the State of Missouri on May 15, 1987. Since December 21, 1999, in conjunction with the redomestication of Charter to the State of Illinois, the Variable Account has been governed by the laws of the State of Illinois. The Variable Account receives and invests the payments under the Contracts. We may offer other variable annuities for which the Variable Account may receive and invest payments. Under Illinois law, that portion of the assets of the Variable Account equal to the reserves and other contract liabilities connected with the account shall not be chargeable with liabilities arising out of any other business we may conduct. The assets of the Variable Account, however, will be available to cover the liabilities of our general account to the extent that Variable Account assets exceed its liabilities arising under the variable annuity contracts it supports. The obligations under the Contracts are obligations of Charter.

The Variable Account is divided into sub-accounts. Each sub-account invests exclusively in shares of one of the portfolios of the Scudder Variable Series I or Scudder Variable Series II. Income, gains and losses from each sub-account's assets are credited to or charged against such sub-account without regard to income, gains or losses of any other sub-account or income, gains, or losses arising out of our other business.

The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the 1940 Act and meets the definition of a "separate account" under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or Charter by the SEC. Services Agreements with Allstate

On September 2, 1998, Charter and Leucadia entered into a coinsurance agreement with Allstate Life Insurance Company reinsuring 100% of Charter's rights, liabilities and obligations with respect to the Variable Account under the Contracts. On the same date, Charter and Allstate entered into an administrative services agreement under which Allstate or an affiliate will administer the Contracts. Neither of these agreements will change the fact that Charter is primarily liable to you under your Contract.


The Funds

The Variable Account invests exclusively in shares of the Scudder Variable Series I and Scudder Variable Series II (the "Funds"). The Funds are registered with the SEC under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end, diversified management investment companies. Zurich Scudder Investments, Inc. is the investment adviser to the mutual fund portfolios available under the Contract.




The sub-accounts invest in Class A shares of the following portfolios:

Scudder Variable Series I

        Balanced
        Bond
        Capital Growth
        Global Discovery
        Growth and Income
        International
        Money Market
        21st Century Growth

Scudder Variable Series II

        Growth*

* Effective May 1, 2001, the Large Company Growth Portfolio merged into the Scudder Variable Series II Growth Portfolio.




If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of Securities will comply with the requirements of the 1940 Act. We also may add new Variable Sub-accounts that invest in additional mutual funds. We will notify you in advance of any changes. In addition to the Variable Account, the Fund's shares are sold to variable life insurance and variable annuity separate accounts of other insurance companies, including an insurance company affiliated with us. Someday, it may be disadvantageous for variable annuity separate accounts of other life insurance companies, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Fund. But, currently neither the Fund nor Charter foresees any such disadvantages to either variable annuity owners or variable life insurance owners. The Fund's management intends to monitor events in order to identify any material conflicts between or among variable annuity owners and variable life insurance owners and to determine what response, if any, they should take. In addition, if we believe that the Fund's response to any of those events or conflicts insufficiently protects our Owners, then we will take appropriate action.



Portfolio:                                 Investment Objectives:

Balanced                                   a balance of growth and income, and also
                                           long-term preservation of capital

Bond                                       to invest for a high level of income
                                           consistent with a high quality portfolio of
                                           debt securities

Capital Growth                             to maximize long-term capital growth

Global Discovery                           above average capital appreciation over the
                                           long term

Growth and Income                          long-term growth of capital, current income
                                           and growth of income

International                              long-term growth of capital

Growth*                                    long-term growth of capital

Money Market                               to maintain the stability of capital and,
                                           consistent herewith, to maintain the
                                           liquidity of capital and to provide current
                                           income

21st Century Growth                        long-term growth of capital


* Effective May 1, 2001, the Large Company Growth Portfolio merged into the Scudder Variable Series II Growth Portfolio.



Each portfolio represents, in effect, a separate mutual fund with its own distinct investment objectives and policies. The income or losses of one portfolio have no effect on another portfolio's investment performance.

Zurich Scudder Investments. Inc. (the "Adviser"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, manages daily investments and business affairs of the Fund, subject to the policies that the Fund's Trustees established. See the Fund's prospectus for information regarding the Adviser's fees.

The general public may not purchase these underlying portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios would be similar to those of the underlying portfolios. There is no assurance that any portfolio will achieve its objective. The Scudder Variable Series I and Scudder Variable Series II Life Investment Fund prospectuses contain more detailed information, including a description of the risks involved in investing in each portfolio and a description of each portfolio's investment objective. A copy of the Funds' prospectuses are attached to this Prospectus. You should carefully read the Funds' prospectus before investing in a Contract.

The Contract

The description of the Contract contained in this prospectus is qualified in its entirety by reference to the contract for the Flexible Premium Variable Deferred Annuity. We have filed a copy of the Contract as an exhibit to this Registration Statement. It is available upon request from us.

Contract Application and Issuing the Contract

The Contract is available to individuals, certain retirement plans and individual retirement accounts (IRA) that qualify for special Federal income tax treatment. The Contract is not available for use as a "Tax-Sheltered Annuity" qualifying under Section 403(b) of the Code.

If you purchase a Contract which qualifies as an IRA under Section 408(b), you should be aware that the Code imposes certain restrictions on those Contracts.

Before we issue a Contract, we must receive your properly completed application and a minimum payment of $2,500 ($2,000 in the case of some Qualified Contracts). We will mail you a Premium Receipt form if you request one. You must name the annuitant in the Contract application. If the Contract qualifies as an IRA under Section 408(b), then you must be the annuitant. We reserve the right to decline an application for any reason. If we decline an application, then we will refund the full initial payment.


If we do not decline an application, when we deliver the Contract to you, the Contract will be deemed to have commenced as of the Effective Date. The Effective Date is a date within two business days after we receive a completed application and the full initial payment. The Contract Date will be the same as the Effective Date unless the Effective Date is the 29th, 30th, or 31st of the month, in which case the Contract Date will be the 28th day of the same month. We use the Contract Date to determine Contract Years, Contract Months, and Contract Anniversaries.


Examination Period

You may cancel the Contract for a refund within 10 days after you receive the Contract, or any longer period your state may require. Depending on the laws of the state of issue and your age, we will refund the initial payment in one of the following methods. See your Contract for details.

Return of Premium Plus or Minus Investment Experience. In most states, if you return the Contract, we will refund the initial payment, plus or minus gains or losses from investing the payment in the sub-accounts you chose on your application, plus any interest earned on the amount you allocated to the general account. We will calculate these refunds as of the date that we receive the Contract. If you allocate all or part of the payment to the sub-accounts, then the amount of your refund may be more or less than the initial payment, depending on the investment performance of your selected sub-accounts. If you allocate all of the payment to the general account, then we will always refund an amount equal to or greater than the payment.

Return of Premium. If your state requires us to refund your premium to you, then we will refund the greater of: (1) the initial payment, or (2) the account value plus any amount deducted for taxes or charges from the initial payment. We will calculate your refund as of the date we receive the Contract. During the Examination Period, the portion of the initial payment you allocated to the Variable Account will be invested in the Money Market sub-account. Once the Examination Period expires, we will reallocate the account value to the sub-accounts you select.

Payments

You should make all checks or drafts payable as directed on the application. You can also make payments by requesting on your application that Scudder Investor Services, Inc. redeem shares in an existing Scudder mutual fund account and apply the proceeds toward a payment.

Initial Payment. The minimum initial payment you must pay to purchase a Contract is $2,500 ($2,000 in the case of some Qualified Contracts). The initial payment is the only payment we require you to make under the Contract. When you make the initial payment, you must specify whether it is for a purchase of a Nonqualified or Qualified Contract.

If the initial payment is derived from an exchange or surrender of another annuity contract, then we may require that you provide information about the Federal income tax status of the previous annuity contract. If you desire to invest monies qualifying for different annuity tax treatment under the Code, then we will require you to purchase separate Contracts. Each separate Contract requires a minimum initial payment of $2,500 ($2,000 in the case of some Qualified Contracts). We reserve the right to waive the minimum initial payment amount and accept less than $2,500.

If we receive a properly completed application with the initial payment, then we will credit that payment to the Contract within two business days of receiving the payment. We may deduct premium taxes from the payment before we credit it to the Contract. If we receive an incomplete application, then we will credit the payment within two business days of receiving the completed application. If, for any reason, we do not credit the payment to your account within five business days, then we will immediately return the payment to you. You may, after receiving notice of our delay, specifically request that we do not return the payment.

Additional Payments. You may make additional payments while the annuitant is living and before the Maturity Date. Currently, there is no minimum additional payment amount or maximum number of additional payments per Contract Year. In the future, we may require that each additional payment be at least $1,000 and limit the frequency of additional payments to a maximum of four per Contract Year.

Additional payments must qualify for the same Federal income tax treatment as the initial payment made under the Contract. If the Federal income tax treatment of a payment will be different from that of the initial payment, then we will not accept it. We will credit any additional payments to the Contract upon receiving them at our customer service center.

Automatic Investment Plan. You may arrange to make regular investments ($50 minimum) into any of the sub-accounts through automatic deductions from your checking account. The Automatic Investment Plan cannot be used to allocate money to the general account. Please call (800) 242-4402 for more information.

Limitations on Payments. We reserve the right to reject any initial payment. We may require you to complete a financial questionnaire for payments in excess of $250,000. If any additional payments would cause your total payments to exceed $1,000,000, we may reject those payments. We will reject any payment that would cause the account value in the general account to exceed $500,000.

For Contracts that qualify as IRAs under Section 408(b) of the Code, the total payments (including the initial payment) in any calendar year may not exceed $2,000, unless the portion in excess of $2,000 qualifies as a rollover amount or contribution under Section 402(c), 403(b)(8), or 408(d)(3) or other applicable provisions of the Code.

Allocating Payments

You may allocate payments to one or more of the sub-accounts, to the general account, or to both. If you allocate any portion of a payment to the general account, then you must specify the Declaration Period(s) to which you are allocating those funds. You must specify the payment allocations in your application. We will allocate the initial payment according to your specifications, once we receive it at our customer service center.

You must make all allocations in whole percentages and they must total 100%. If the allocations do not total 100%, then we will recompute the allocations proportionately by dividing the percentage in each sub-account you selected, by the sum of the percentages you indicated. We will apply this new percentage to the payment. The following example illustrates how we make this recomputation:

Example
                      Indicated Allocation                     Actual Allocation
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Sub-account #1                  25%           25% / 105% =             24%
Sub-account #2                  40%           40% / 105% =             38%
Sub-account #3                  40%           40% / 105% =             38%
                                ---                                    ---
Total                          105%                                   100%
-------------------------------------------------------------------------------

We will allocate all payments at the time we credit such payments to your Contract.

We will allocate any additional payments you make to the sub-accounts and/or the general account in the same proportion as the initial payment. You may change the allocation percentages by sending us written notice. Once you make a change in allocation, we will allocate all future payments in accordance with your new allocation percentages. This will continue until you send us written notice of any changes. However, if you have funds deducted from a checking account under the Automatic Investment Plan option, then you must provide us with written notice to change the allocation of future additional payments.

Transfers

Before the Maturity Date, you may transfer amounts among the sub-accounts, between the sub-accounts and the general account, and between different Declaration Periods in the general account.

You may transfer amounts from the general account to any of the sub-accounts and to different Declaration Periods in the general account only at the end of the Declaration Period to which you allocated that amount. You may transfer amounts from a sub-account to the general account at any time, as long as that transfer would not cause your Contract's value in the general account to exceed $500,000.

We do not impose a charge for any transfers. In the future, if you request more than two transfers during a Contract Year, we may deduct $10 from each sub-account from which you transfer funds.

You must request a transfer by sending us written notice or by telephone (if you have a currently valid telephone transfer request form on file with us). We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If we follow such procedures, then we will not be liable for any losses due to unauthorized or fraudulent instructions. If we do not follow those reasonable procedures, then we may be liable for such losses. The procedures we follow for telephone transfers include confirming the correct name, the contract number and the personal code for each telephone transfer.

We will deem transfers effective and determine values in connection with transfers at the end of the Valuation Period during which we receive the transfer request.

Asset Rebalancing Option. You may select the Asset Rebalancing Option if you wish to maintain a particular percentage allocation among the sub-accounts. With Asset Rebalancing, we automatically reallocate the account value in the sub-accounts quarterly to your selected allocations. Over a period of time, this method of investing may help you buy low and sell high although there can be no assurance of this. This investment method does not assure profits and does not protect against a loss in declining markets.

To elect the Asset Rebalancing Option, the account value in your Contract must be at least $2,500 and we must receive a completed Asset Rebalancing Option form at our customer service center. You must designate the sub-accounts and the percentage allocations that you want us to rebalance each quarter. The percentages must total 100%. If you elect the Asset Rebalancing Option, then all the new money you direct into the sub-accounts will be included in the Asset Rebalancing Option. You may not participate in Dollar Cost Averaging and Asset Rebalancing at the same time. The general account is not available for the Asset Rebalancing Option.

Selecting Asset Rebalancing will result in the transfer of funds to one or more of the sub-accounts on the date you specify. If you have specified, or we receive the form on, the 29th, 30th or 31st, then we will consider the effective date to be the first Valuation Date of the following month. If you do not specify a date or if we receive the request after your specified date, then we will transfer funds on the date we receive the Asset Rebalancing Option form and on the quarterly anniversary of the applicable date thereafter. We will execute the rebalancing and determine all values in connection with the rebalancing at the end of the Valuation Date on which the transfers occur. If the effective date is not a Valuation Date, then the transfer will occur on the next Valuation Date.

You may terminate this option at any time by sending us written notice. We will automatically terminate this option if you request any transfers outside the Asset Rebalancing program. If you wish to resume the Asset Rebalancing Option after it has been canceled, then you must complete a new Asset Rebalancing Option form and send it to our customer service center. We may discontinue, modify, or suspend the Asset Rebalancing Option at any time.

Dollar Cost Averaging. Dollar Cost Averaging is a systematic method of investing by which you purchase units in fixed dollar amounts so that the cost is averaged over time. You may begin Dollar Cost Averaging by authorizing us to make periodic transfers from any one sub-account to one or more other sub-accounts. Amounts transferred will purchase units in those sub-accounts at that sub-account's Unit Value as of the Valuation Date on which the transfer occurs. Since the value of the units will vary, the amounts transferred to a sub-account will purchase more units when the Unit Value is low and fewer units when the Unit Value is high. Similarly, the amounts transferred to a sub-account will result in the liquidation of more units when the Unit Value is low and fewer units when the Unit Value is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets.

You may elect Dollar Cost Averaging if the account value in your Contract is at least $2,500 and you send our customer service center a completed Dollar Cost Averaging form. You must designate the frequency of the transfers, the expiration date for the program, the sub-account from which to take the transfers, the sub-accounts to receive the funds, and the allocation percentages.

You may not participate in Dollar Cost Averaging and Asset Rebalancing at the same time. The general account is not available for the Dollar Cost Averaging Option.

After we receive a completed Dollar Cost Averaging form, we will transfer your designated amounts from the sub-account from which you wish to make transfers to your chosen sub-accounts. $50 is the minimum amount that you may transfer. Each transfer occurs on your specified date. If you specify, or we receive the form on the 29th, 30th or 31st, then we will consider the effective date to be the first Valuation Date of the following month. If you do not specify a date, then we will transfer the funds on the monthly, quarterly, semiannual or annual anniversary (whichever corresponds to your selected frequency) of the date that we received your completed Dollar Cost Averaging form. The amounts transferred will receive the Unit Values for the affected sub-accounts at the end of the Valuation Date on which the transfers occur. If the anniversary is not a Valuation Date, then the transfer will occur on the next Valuation Date. Dollar Cost Averaging will terminate when we have transferred the total amount elected, or when the value in the sub-account from which transfers are made is insufficient to support the requested transfer amount.

You may terminate this option at any time by sending us written notice. When we receive written notice that you want to terminate Dollar Cost Averaging, then we will stop all transfers, unless you instruct otherwise. You must complete a new Dollar Cost Averaging option form and send it to our customer service center if you wish to continue Dollar Cost Averaging after the expiration date you specified, or the amount in the elected sub-account is depleted, or you canceled the Dollar Cost Averaging option.

We may discontinue, modify, or suspend the Dollar Cost Averaging option at any time.

Account Value

On the Effective Date your account value equals your initial payment minus any amounts we deducted for premium taxes. On any other day your account value equals:

your account value from the previous Valuation Date
increased by:

1.   any additional net payments we receive;

2. any increase in the account value due to positive investment results of the sub-accounts you selected; and

3.   any interest earned on your account value held in the general account;

and reduced by:

1. any decrease in the account value due to negative investment results of the sub-accounts you selected;

2. a daily charge to cover our assumed mortality and expense risks and the cost of administering the Contract; and

3.   any amounts you withdrew from the Contract.

If we charge a records maintenance fee or transfer fee in the future we will deduct those amounts from your account value. A Valuation Period is the period between successive Valuation Dates. It begins at the close of business on each Valuation Date and ends at the close of business on the next Valuation Date. A Valuation Date is each day that the New York Stock Exchange (NYSE) is open for business.

You should expect your account value to change between the Valuation Periods to reflect the investment experience of the sub-accounts in which you invest, any interest earned in the general account, and the deduction of charges. Your Contract stops accumulating value after the Maturity Date.

Unit Value. Each sub-account has a distinct value ("Unit Value"). When you allocate a payment or transfer an amount to a sub-account, we base the number of units you purchase on the Unit Value of the sub-account at the end of the Valuation Period during which you make the allocation. Units are redeemed in a similar manner when you transfer amounts out of, or withdraw amounts from, a sub-account.

For each sub-account, the Unit Value on a given Valuation Date is based on the net asset value of a share of the corresponding portfolio in which such sub-account invests. Each Valuation Period has a single Unit Value that applies to each day in the Valuation Period and which is calculated as of the end of the Valuation Period. The Unit Value for each subsequent Valuation Period is the Investment Experience Factor (described below) for that Valuation Period multiplied by the Unit Value for the immediately preceding Valuation Period.

Investment Experience Factor. The Investment Experience Factor measures a sub-account's investment performance during a Valuation Period. An Investment Experience Factor is calculated separately for each of the sub-accounts. A sub-account's Investment Experience Factor for a Valuation Period equals (a) divided by (b), minus (c), where:

          (a) is (i)the value of the net assets held in the sub-account at the end of the Valuation Period; plus

               (ii) the investment income and capital gains (realized or unrealized) credited to the net assets of that sub-account during the Valuation Period for which we determine the Investment Experience Factor; minus

               (iii) the capital losses (realized or unrealized) charged against those assets during the Valuation Period; minus

               (iv) any amount charged against the sub-account for taxes or any amount that we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that sub-account; and

          (b) is the value of the net assets of that sub-account at the end of the preceding Valuation Period; and

          (c) is a charge to compensate us for certain administrative expenses and mortality and expense risks that we assume in connection with the Contracts.

Contract Ownership

You may designate a new Owner or joint owner at any time during the annuitant's life. If you name a joint owner, then we will presume the ownership to be as joint tenants with right of survivorship, unless you otherwise specify. If any Owner dies before the annuitant and before the Maturity Date, then the Owner's rights will belong to the joint owner, if any, or otherwise to the beneficiary. The interest of any Owner or joint owner may be subject to the rights of any assignee.

A new Owner or a joint owner may not be designated under a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code. An Owner's designation of a new Owner may be subject to Federal income tax. Please consult a qualified tax adviser before you designate a new Owner.

You may designate a new Owner by sending us written notice. The change will take effect as of the date you sign the written notice. We will not be liable for any payment made or other action taken before we receive and record the written notice.

Assignment of Contract

Except in the case of a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code, you may assign all or a portion of your right to receive annuity payments under the Contract or assign the Contract as collateral security.

 If you assign any portion of the right to receive annuity payments before the Maturity Date, then the assignee is entitled to receive the assigned annuity payments in a lump sum, as of the Maturity Date. If you assign any portion of the right to receive the assigned annuity payments, after the Maturity Date, then the assignee will receive the assigned annuity payments in accordance with the annuity income option in effect on the Maturity Date. The assignee may not select an annuity income option or change an existing annuity income option.

For a Qualified Contract, certain assignments may adversely affect the qualification for special Federal income tax treatment of the underlying retirement plan or individual retirement account. We urge potential purchasers of Qualified Contracts to consult their tax advisers.

If you assign the right to receive annuity payments or assign the Contract as collateral security, then your rights and those of any beneficiary will be subject to the assignment. We are not responsible for the adequacy of any assignment and will not be bound by the assignment until we receive satisfactory written evidence of the assignment. In certain circumstances, an assignment will be subject to Federal income tax.

Access to Your Money

Full and Partial Surrenders


At any time before the Maturity Date, you may fully or partially surrender the Contract, subject to certain conditions. If you surrender the Contract, you will receive the full account value.


We do not deduct surrender charges from full or partial surrenders of the Contract.

The minimum amount of a partial surrender is $500. The Contract must have an account value of at least $2,500 after the partial surrender.

Your partial surrender request must specify the amount you want withdrawn from each of the sub-accounts and/or the general account. If you withdraw value from the general account, we will deduct the requested amount proportionately from each Declaration Period on a first-in, first-out basis within the Declaration Period(s).

You must provide us with specific instructions about how we should withdraw value from the sub-accounts and/or the general account.

To make a partial surrender, you should send us a written request or call us, if you have a valid telephone transfer request form on file with us. You may make a full surrender only by sending us a written request. We will calculate the account value payable to you upon a full or partial surrender at the price next computed after we receive your surrender request.

If, when you make a surrender request, you have not provided us with a written election, not to have Federal income taxes withheld, then we, by law, must withhold taxes from the taxable portion of the surrender. A Federal penalty tax may be assessed. Systematic Withdrawals. We offer an option under which you may take partial surrenders of the Contract by systematic withdrawals. You may elect to receive systematic withdrawals before the Maturity Date by sending a completed Systematic Withdrawal form to our customer service center which includes the written consent of any assignee or irrevocable beneficiary. You may designate the systematic withdrawal amount as either a percentage of the account value or as a specified dollar amount. You may designate that systematic withdrawals be made monthly, quarterly, semiannually, or annually on a specific date. If you do not specify a date, then the systematic withdrawal option will begin on the date we receive the form. We will consider the effective date to be the first Valuation Date of the following month if we receive the form on the 29th, 30th or 31st or if you specify one of those dates. Each systematic withdrawal must be at least $250. The systematic withdrawal option will terminate if the amount to be withdrawn exceeds the account value or would cause the account value to be below $2,500. If any portion of the systematic withdrawal is to be withdrawn from the general account, then we will deduct the requested amount proportionately from each Declaration Period on a first-in, first-out basis within the Declaration Period(s).

Each systematic withdrawal will occur at the end of the Valuation Period during which you scheduled a withdrawal. We deduct the systematic withdrawal from your account value in the sub-accounts and/or the general account, according to your specifications. You may terminate this option at any time by sending us written notice. We will terminate this option if the amount to be withdrawn has caused the account value to be below $2,500. If you wish to resume systematic withdrawals, then you must send us a new Systematic Withdrawal form at our customer service center. We may discontinue, modify, or suspend the systematic withdrawal option at any time. You should carefully consider the tax consequences of a systematic withdrawal, including a 10% penalty tax imposed on withdrawals made before you attain age 59 1/2.

Annuity Payments

If the annuitant is living on the Maturity Date and the Contract is in force, then we will make fixed annuity payments to you under the annuity income option you select. We will make the first annuity payment within seven days after the Maturity Date.

The amount of the periodic annuity payments you receive depends upon:

(i)  the account value you have accumulated on the Maturity Date,

(ii) the annuitant's age and sex (or, in the case of Annuity Income Option 2, the age and sex of the annuitant and the joint annuitant) on the Maturity Date, and

(iii) the annuity income option you selected.

On the Maturity Date, we determine the dollar amount of each annuity payment. That amount is fixed and will not change. After the Maturity Date, the Contract no longer participates in the Variable Account. If, at the time of an annuity payment, you have not provided us with a written election not to withhold Federal income taxes, then we, by law, must withhold such taxes from the taxable portion of such Annuity payment. In addition, the Code provides that a Federal penalty tax may be imposed on certain premature annuity payments.

We determine the amount of the monthly annuity payments under annuity income options 1, 2, and 3, described below, by dividing the account value on the Maturity Date by 1,000 and multiplying the result by the appropriate factor. The factor is calculated based on Market interest rates at the time of Maturity. The factor will be equal to or greater than that contained in the applicable table in your Contract.

Annuity Income Options

At any time before the Maturity Date, you may designate the annuity income option under which we will pay annuity payments. If you do not select an annuity income option by the Maturity Date, then we will make monthly annuity payments to you under annuity income option 1.

If the account value is less than $2,500 or if it is insufficient to produce monthly payments of at least $100, then no annuity income options will be available unless we consent or as otherwise required by state law. In such cases, we will pay the account value in a lump sum.

We may offer other annuity income options on the Maturity Date. We will provide you with information concerning the availability of any additional annuity income options before the time that you have to select an annuity income option.

We currently offer the following annuity income options:

Option 1. Life Annuity with Installment Refund -- We will make monthly annuity payments to you for the longer of:

(i) the  annuitant's  life; or

(ii) until the sum of the monthly annuity payments equals the account value on the Maturity Date.

If the Owner dies before the sum of the monthly annuity payments we paid equals the account value on the Maturity Date, then we will pay the remaining annuity payments to your designated beneficiary.

Option 2. Joint and Survivor Life Annuity with Installment Refund -- We will make monthly annuity payments to you for the longer of:

(i)  either the annuitant's or the joint annuitant's life; or

(ii) until the sum of the monthly annuity payments made under the Contract equals the account value on the Maturity Date.

If all Owners die before the sum of the monthly annuity payments we paid equals the account value on the Maturity Date, then we will pay the remaining annuity payments to your designated beneficiary.

If you select annuity income option 2, then you must designate a joint annuitant. We will use the joint annuitant's life to determine the duration of annuity payments under annuity income option 2. The age and sex of both the annuitant and the joint annuitant determine the amount of the monthly annuity payments under annuity income option 2. At any time before the Maturity Date, you may select a different joint annuitant by sending us written notice. You may not select a new joint annuitant after the Maturity Date.

Option 3. Installments for Life -- We will make monthly annuity payments to you for as long as the annuitant lives. Payments under this option will end with the last payment made before the annuitant's death. Under this option it is possible that you will receive only one annuity payment if the annuitant died before the date of the second payment, two if he or she dies before the third annuity payment date, etc.

For a Contract qualifying as an individual retirement annuity under Section 408(b) of the Code, you may not select an annuity income option with a Period Certain that will guarantee annuity payments beyond the annuitant's life (or life expectancy).

Maturity Date

The Maturity Date is the date on which we apply your account value to an annuity income option. You may specify the Maturity Date in your application. You may change the Maturity Date at any time during the annuitant's life by sending us a written request before the currently scheduled Maturity Date.

The Maturity Date must be a Contract Anniversary that is not later than:

(i)  the Contract Anniversary nearest the annuitant's 80th birthday; or

(ii) ten years from the next Contract Anniversary, whichever is later.

If you do not specify a Maturity Date, then the Maturity Date will be the later of: (a) the 10th Contract Anniversary; or (b) the Contract Anniversary nearest the annuitant's 80th birthday.

For a Qualified Contract, other than an IRA that satisfied Section 408(b) of the Code, the selection of certain Maturity Dates may adversely affect qualifying the underlying retirement plan for special federal income tax treatment. We urge potential purchasers of such Qualified Contracts to consult their tax advisers.

For a Qualified Contract that is an IRA under Section 408(b) of the Code, the minimum required distribution must be no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1/2. Roth IRAs established under 408A of the Code are not subject to this requirement.

Death Benefit

If the annuitant dies before the Maturity Date, then we will pay you, the Owner, a death benefit as specified in the Contract. We do not pay a death benefit if the annuitant dies on or after the Maturity Date.

If the annuitant dies before the Maturity Date, then we will pay you a lump sum death benefit equal to the greater of:

(i) the account value; or

(ii) the sum of the payments you made, minus the sum of any partial surrenders.

If the Owner is a natural person, then the Owner may elect to continue the Contract and become the annuitant if the deceased annuitant was not an Owner. We calculate the amount of the death benefit at the price next computed after we receive Proof of Death for the annuitant. We will pay you within seven days of receiving the Proof of Death, or as soon as we have sufficient information to make the payment. If the deceased annuitant was an Owner, then we will in all events pay the Death Benefit within five years of the date of the deceased annuitant's death.

Beneficiary Provisions

If the beneficiary survives the Owner(s), then the beneficiary will receive amounts payable under the Contract. If you do not specify a beneficiary, or if no beneficiary survives you by 30 days, then your estate will receive any remaining amounts payable under the Contract.

While the annuitant is living, you may change the beneficiary or beneficiaries by sending us written notice. Once we receive the notice, we will initiate the change as of the date you signed the written notice. We will not be liable for any payment made or other action taken before we receive and record such written notice at our customer service center. A beneficiary named irrevocably may not be changed without written consent of such beneficiary. Any beneficiary's interest is subject to the rights of any assignee.

Death of Owner


For a Nonqualified Contract in which any owner is a natural person, is not the annuitant, and dies before the Maturity Date and before the annuitant's death, the death benefit provisions described above do not apply. In such circumstances, we will pay to the joint owner the account value in a lump sum no later than five years following the date of the Owner's death. If there is no joint owner, then we will pay the beneficiary. We calculate the account value at the price next computed after we receive the Owner's Proof of Death. If the sole surviving joint owner or the sole beneficiary is the Owner's surviving spouse, then he or she may elect to continue the Contract as if he or she were the original Owner.


Employment-Related Benefit Plans

In 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity payments provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. This Contract contains annuity payment rates for certain annuity income options that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which they may purchase a Contract.

Expenses


We do not deduct commissions or sales charges from your payments when you invest in the Contract. In addition, we do not take surrender charges upon full or partial surrender of the Contract. We pay distribution expenses out of our own funds.


We will deduct certain charges and deductions from your account value to compensate us for providing the annuity payments, assuming certain risks in connection with the Contract, and administering the Contract.

If there are profits from the fees and charges that we deduct under the Contract, including but not limited to Mortality and Expense Risk Charges, then we may use such profits to finance the distribution of the Contracts.

Mortality and Expense Risk Charge

We deduct a charge from your Contract's value in the sub-accounts for certain mortality and expense risks in connection with the Contracts. We deduct the charge daily at an annual rate of 0.40% of the average daily net assets you have in each sub-account. We reserve the right to increase the Mortality and Expense Risk Charge to 0.70%, the maximum set forth in the Contract.

The Mortality and Expense Risk Charge only applies during the period from the Effective Date to the Maturity Date and is not imposed against the general account. The Investment Experience Factor for each sub-account reflects this charge.


Changes  in actual  mortality  experience  or actual  expense  do not affect the account value or annuity payments. The mortality risks arise from the contractual obligations to pay the death benefit before the Maturity Date and to make annuity payments for the annuitant's entire life (or, in the case of annuity income option 2, the entire life of the annuitant and the joint annuitant). Thus, we assure you that neither the annuitant's longevity (or, in the case of annuity income option 2, the annuitant's and the joint annuitant's longevity) nor a greater than expected improvement in life expectancy, will adversely affect the annuity payments. This eliminates the risk of outliving the funds accumulated for retirement in instances in which the Contract is purchased to provide funds for retirement.


The expense risk is the risk that the actual expenses involved in administering the Contracts, including Contract maintenance costs, administrative costs, mailing costs, data processing costs, and costs of other services may exceed the amount recovered from any administrative charges.

Contract Administration Charge

The Contract's administrative expenses include processing applications, Contract changes, tax reporting, full and partial surrenders, death claims, and initial and subsequent payments; preparing annual and semiannual reports to Owners and regulatory compliance reports; and overhead costs.

We deduct a charge from your Contract's value in the sub-accounts for the administrative expenses we incur in connection with the Contract and the Variable Account. We deduct the charge daily at an annual rate of 0.30% of the average daily net assets you have in each sub-account. The Contract Administration Charge only applies during the period from the Effective Date to the Maturity Date and is not imposed against the general account. The Investment Experience Factor for each sub-account reflects this charge.

Records Maintenance Charge

Currently, we do not charge for records maintenance. The Contract permits us to deduct a maximum amount of $40 from your account value at the beginning of each Contract Year to reflect the cost of performing records maintenance for the Contracts. If we imposed this charge, then we would deduct it proportionately from each sub-account and each of the Declaration Period(s) in the general account (on a first-in, first-out basis within each Declaration Period) in which you have allocated funds. If we deducted a Records Maintenance Charge, then it would apply only during the period from the Effective Date to the Maturity Date. If you surrender the Contract during a Contract Year, then we would not prorate it.

Premium Taxes

Most states and political subdivisions do not assess premium taxes. Where state premium taxes are assessed, we will deduct the amount of tax due from each payment at rates ranging from a minimum of 0.5% to a maximum of 3.5%. We will deduct any premium taxes levied by political subdivisions from payments. Such taxes are generally at rates of less than 1%.

If the premium tax exceeds 3.5% of the payment, we will accept the payment only if you provide written authorization allowing us to deduct the applicable premium tax from the account value.

Other Taxes

We currently do not charge the Variable Account for any Federal, state, or local taxes other than premium taxes. If we decide to impose any such taxes on the Variable Account, then we may deduct such taxes from amounts you have invested in the Variable Account.

Transfer Charges

We do not charge for transfers among sub-accounts. However, the Contract permits us to deduct $10 from each sub-account for each transfer you make in excess of two in a Contract Year.

We do not consider the following to be transfers: (i) initial allocations of payments, (ii) reallocations among the Declaration Periods within the general account, or (iii) reallocations from the general account to any sub-accounts at the end of a Declaration Period.

We treat all transfer requests, made at the same time, as one request. We may impose the transfer charge at any time.

Portfolio Charges

The portfolios deduct investment charges from amounts you have invested in the portfolios. These charges range from 0.46% to 1.50% annually, depending on the portfolio. For more information, see the Fund's prospectus.

Federal Tax Matters

Introduction

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. CHARTER MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

Taxation of Annuities in General

Tax Deferral

Generally, you are not taxed on increases in the account value until a distribution occurs. This rule applies only where:

1.   the owner is a natural person;

2. the investments of the Variable Account are "adequately diversified" according to Treasury Department regulations; and

3. Charter is considered the owner of the Variable Account assets for federal income tax purposes.

Non-natural Owners As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. Please see the Statement of Additional Information for a discussion of several exceptions to the general rule for contracts owned by non-natural persons.

Diversification Requirements

For a contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the owner during the taxable year. Although Charter does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

Ownership Treatment

The IRS has stated that you will be considered the owner of Variable Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Variable Account investments may cause an investor to be treated as the owner of the Variable Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the Variable Account.

Your rights under this contract are different than those described by the IRS in rulings in which it found that contract owners were not owners of Variable
Account assets. For example, you have the choice to allocate premiums and contract values among more investment options. Also, you may be able to transfer among investment options more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Charter does not know what standards will be set forth in any regulations or rulings that the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

Taxation of Partial and Full Withdrawals

If you make a partial withdrawal under a Nonqualified Contract, amounts received are taxable to the extent the account value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the Contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a partial withdrawal under a Qualified Contract, the portion of the payment that bears the same ratio to the total payment that the investment in the contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the account value, is excluded from your income. If you make a full withdrawal under a Nonqualified Contract or a Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the contract.

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions. "Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

o        made on or after the date the individual attains age 59 ;
o        made to a beneficiary after the owner's death;
o        attributable to the owner being disabled; or
o for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

If you transfer a Nonqualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the account value and the investment in the Contract at the time of transfer. Except for certain Qualified Contracts, any amount you receive as a loan under a Contract, and any assignment or pledge (or agreement to assign or pledge) of the account value is treated as a withdrawal of such amount or portion. Taxation of Annuity Payments

Generally, the rule for income taxation of annuity payments received from a Nonqualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If you die, and annuity payments cease before the total amount of the investment in the contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

Taxation of Annuity Death Benefits

Death of an owner, or death of the annuitant if the Contract is owned by a non-natural person, will cause a distribution of death benefits from a Contract. Generally, such amounts are included in income as follows:

1. if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal; or

2. if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment.

Please  see  the  Statement  of  Additional   Information  for  more  detail  on
distribution at death requirements.

Penalty Tax on Premature Distributions

A 10% penalty tax applies to the taxable amount of any premature distribution from a Nonqualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

1.   made on or after the date the owner attains age 59 1/2;

2.   made as a result of the owner's death or disability;

3. made in substantially equal periodic payments over the owner's life or life expectancy;

4.   made under an immediate annuity; or

5.   attributable to investment in the contract before August 14, 1982.

You should consult a competent tax advisor to determine if any other exceptions to the penalty apply to your situation. Similar exceptions may apply to distributions from Qualified Contracts.

Aggregation of Annuity Contracts

All nonqualified deferred annuity contracts issued by Charter (or its affiliates) to the same owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

Tax Qualified Contracts

Charter reserves the right to limit the availability of the Contract for use with any of the qualified plans listed below. In the case of certain qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the Contract. The income on qualified plan and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. Contracts may be used as investments with certain qualified plans such as:

o Individual Retirement Annuities or Accounts (IRAs) under Section 408 of the Code;

o    Roth IRAs under Section 408A of the Code;

o    Simplified Employee Pension Plans under Section 408(k) of the Code;

o Savings Incentive Match Plans for Employees (SIMPLE) Plans under Section 408(p) of the Code;

o    Tax Sheltered Annuities under Section 403(b) of the Code;

o    Corporate and Self Employed Pension and Profit Sharing Plans; and

o    State  and  Local   Government   and   Tax-Exempt   Organization   Deferred
     Compensation Plans.

Restrictions Under Section 403(b) Plans

Section 403(b) of the Tax Code provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any Contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

o        attains age 59 1/2;
o        separates from service;
o        dies;
o        becomes disabled; or
o on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship).

These limitations do not apply to withdrawals where Charter is directed to transfer some or all of the account value to another
Section 403(b) plan.

Income Tax Withholding

Charter is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Qualified Contracts, excluding IRAs, with the exception of:

1.   required minimum distributions; or

2. a series of substantially equal periodic payments made over a period of at least 10 years; or

3.   over the life (joint lives) of the participant (and beneficiary).

Charter may be required to withhold federal and state income taxes on any distributions from Nonqualified Contracts, or Qualified Contracts that are not eligible rollover distributions, unless you notify us of your election to not have taxes withheld.

General Provisions

The Contract

The Contract, its endorsements, riders, and the Contract application constitute the entire contract between Charter and the owner. Only an officer of Charter is authorized to change or waive the terms of a Contract. Any change or waiver must be in writing and signed by an officer.

Delay of Payment and Transfers

We will pay any amount due from the Variable Account for a full or partial surrender, the death benefit, or the death of the owner of a Nonqualified Contract, generally within seven days from the date we receive written notice. We may be permitted to defer such payment, and transfers, if:

o the NYSE is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

o an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

o    the SEC permits a delay for the protection of Owners.

We anticipate that payments and transfers from the general account will occur within seven business days after receipt of written notice. Pursuant to state insurance law requirements, we reserve the right to defer payments to be made from the general account for up to six months.

We may postpone any payment that is derived, all or in part, from any amount paid to us by check or draft until we determine that such instrument has been honored.

Contract Expiration

The Contract will expire and be of no effect when the account value is insufficient to cover deductions for the Mortality and Expense Risk Charge, the Contract Administration Charge, any Records Maintenance Charge, or transfer charges.

Misstatement of Age or Sex

If the annuitant's age or sex (and/or the joint annuitant's age or sex, if annuity income option 2 is selected) has been misstated on the application, then we will recalculate the annuity payments to reflect the calculations that would have been made had the annuitant's (and/or joint annuitant's) age and sex been correctly stated.

Nonparticipating Contract

The Contract does not participate in our divisible surplus. The Contract does not pay dividends.

Notices and Inquiries

Please send any written notice or request to:
Scudder Horizon Plan
Customer Service Center
P.O. Box 80469
Lincoln, NE 68501-0469

Overnight Mailing Address:
2940 S. 84th Street
Lincoln, NE 68506

Any notice or request must be on the form and contain the information we require. This includes the Contract number and your full name and signature. Any notice that we send you will be sent to the address shown in the application unless we have on file a written notice of an address change. All inquiries should include your Contract number and full name. If you need additional information, you may call us at (800) 242-4402.

Records and Reports

At the end of each calendar quarter, Allstate, or its designee, on our behalf, will send you, at your last known address of record, statements listing the account value, additional payments, transfers, any charges, and any partial surrenders made during the year. You will also be sent the Fund's annual and semiannual reports.

Services Agreement

On September 2, 1998, we entered into an administrative services agreement ("Services Agreement") with Allstate under which Allstate, or its designee, provides the administrative services in connection with the Contracts and the Variable Account on our behalf. Included among the services are premium payment processing, all transfer, withdrawal or surrender requests, preparation of records (including records of all purchases and redemption of the shares of each portfolio) and reports relating to the Variable Account and the Contracts. In addition, Allstate is responsible for payment of all expenses in connection with the Contract and Variable Account. Allstate's principal address is: 3100 Sanders Road, Northbrook, Illinois 60062.

Distribution of the Contract

ALFS, Inc. ("ALFS"), located at 3100 Sanders Road, Northbrook, IL 60062, serves as principal underwriter of the Contracts. Prior to March 31, 2000, the principal underwriter of the Contracts was CNL, Inc. ALFS is a wholly owned subsidiary of Allstate Life Insurance Company. ALFS is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

Charter does not pay ALFS a commission for distribution of the Contracts. The underwriting agreement with ALFS provides that we will reimburse ALFS for any liability to Owners arising out of services rendered or Contracts issued.

ALFS has contracted with Scudder Investor Services, Inc. ("Scudder") for Scudder's services in connection with the distribution of the contracts. Scudder is registered with SEC as a broker-dealer under the 1934 Act and is a member of the

National Association of Securities Dealers, Inc. Individuals directly involved in the sale of the contracts are registered representatives of Scudder and are licensed agents. The principal address of Scudder is 345 Park Avenue, New York, New York 10154.

The Contracts will be offered to the public on a continuous basis. Both ALFS and Scudder reserve the right to discontinue the offering at any time.


The General Account

Amounts you allocate or transfer to the general account become part of our general account assets that support our annuity and insurance obligations. The general account includes all of our assets, except those assets segregated in separate accounts. According to the coinsurance agreement executed on September 2, 1998, between Charter and Allstate, the assets of the general account attributable to the Contracts were transferred to Allstate. This agreement makes it Allstate's responsibility to invest the assets of the general account, subject to applicable law.

Because of exemptive and exclusionary provisions in the Federal securities laws, we have not registered interests in the general account under the Securities Act of 1933 (the "1933 Act"), and the general account is not registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interest therein is subject to the provisions of such statutes, and, as a result, the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. However, disclosures about the general account may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

We guarantee that we will credit interest to amounts you allocate to the general account at an effective annual rate of at least 3.5% compounded monthly. We may declare higher interest rates from time to time at our discretion. We will credit the declared interest rate for a specific period of time called a Declaration Period. A Declaration Period will not be less than one year or more than 3 years. You may elect one or more Declaration Periods currently offered when you allocate or transfer funds to the general account. At any one time, your money held in a Declaration Period may be earning different declared interest rates, if you allocated funds to that Declaration Period at different times.

We cannot accept allocations to the general account that would increase your Contract's value in the general account to over $500,000. We guarantee that the value held in the general account will equal all amounts that you allocated or transferred to the general account, plus any interest credited, less any amounts that you surrendered or transferred from the general account, and less any applicable charges. Amounts you allocate to the general account do not share in the investment experience of the general account.

You may not allocate or transfer an amount from or within the general account to the general account before the end of that amount's Declaration Period. We will send notice to you 30 days before the expiration of a Declaration Period and ask you how to reallocate the amounts in the expiring Declaration Period. If we do not receive your instructions before the end of the Declaration Period, then we will transfer your value in the expiring Declaration Period to the Money Market Sub-account.

Voting Rights

We will vote Fund shares held in the Variable Account at regular and special shareholder meetings of a Fund in accordance with instructions we received from persons having voting interests in the sub-accounts. If we determine that the law permits us to vote Fund shares in our own right, then we may elect to do so.

We will separately calculate the number of votes that you have the right to instruct for each sub-account. We will determine the number of votes for each sub-account, that you have the right to instruct, by dividing your Contract's value in a sub-account by the net asset value per share of the corresponding portfolio in which the sub-account invests. We count fractional shares. The number of votes of a portfolio, that you have the right to instruct, will be determined as of the date coincident with the date established by a Fund for determining shareholders eligible to vote at the meeting of a Fund. Voting instructions will be solicited by written communications before that meeting in accordance with procedures established by a Fund.

We will vote a Fund's shares, for which we do not receive timely instructions, in proportion to the voting instructions which we receive for all of the variable annuity contracts (including the Contracts) that we issue and are participating in that portfolio. We will also vote our shares that are not attributable to variable annuity contracts in the same proportion.

Separate accounts of other insurance companies, including insurance companies affiliated with us, may also invest premiums for variable life and variable annuity contracts in the Fund. It is to be expected that Fund shares held by those separate accounts will be voted according to the instructions of the owners of those variable life and variable annuity contracts. This will dilute the effect of the your voting instructions. We do not see any disadvantages to this dilution.

Each person having a voting interest in a sub-account will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Legal Matters


Foley & Lardner, Washington, D.C., has advised Charter on certain federal securities law matters. All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and Charter's right to issue such Contracts under Illinois insurance law, have been passed upon by Michael J. Velotta, General Counsel of Charter.


Additional Information

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, and the 1940 Act with respect to the Contract offered hereby. This prospectus does not contain all of the information set forth in the full registration statement. For instance, this prospectus only summarizes the contents of the Contract and other legal instruments contained in the full registration statement. For a complete statement of the terms of those documents, please refer to the full registration statement as filed.

Table of Contents for Statement of Additional Information




State Regulation of Charter......................................................3
ADDITIONS, DELETIONS, OR SUBSTITUTIONS
     OF INVESTMENTS..............................................................3
Certain Federal Income Tax Consequences of
     Certain Exchanges and Surrenders............................................4
FEDERAL TAX MATTERS..............................................................4

       Introduction..............................................................4
       Taxation of Charter.......................................................4
       Exceptions to the Non-natural Owner Rule..................................4
       IRS Required Distribution at Death Rules..................................5
       Qualified Plans...........................................................5
       Types of Qualified Plans..................................................6

Safekeeping of the Variable Account's Assets.....................................7
Calculation of Yields And Total Returns..........................................7
     Money Market Sub-account Yields.............................................8
     Other Sub-account Yields....................................................9
     Total Returns..............................................................10
     Effect of the Records Maintenance Charge on
         Performance Data.......................................................11
Other Performance Data .........................................................12
     Cumulative Total Returns...................................................12
     Adjusted Historical Portfolio Performance..................................12
     Comparison of Performance and Expense Information..........................13
EXPERTS ........................................................................14
Financial Statements............................................................14

APPENDIX A -- Condensed
Financial Information

The following condensed financial information is derived from the financial statements of the Variable Account. You should read the data along with the financial statements, related notes, and other financial information included in the Statement of Additional Information.


The following table sets forth information regarding the sub-accounts for a Contract for the period from December 31, 1991 (except as otherwise noted) through December 31, 2000.

Balanced Sub-account


Accumulation Unit                            Number of Accumulation
Value at End of Year                          Units at End of Year
2000               $47.612                          1,314,414
1999               $48.936                          1,492,679
1998               $42.735                          1,895,133
1997               $34.936                          1,527,371
1996               $28.326                          1,490,127
1995               $25.496                          1,603,656
1994               $20.270                          1,426,280
1993               $20.840                          1,477,645
1992               $19.531                          1,243,891
1991               $18.389                            779,317

-------------------------------------------------------------------------------

Bond Sub-account


Accumulation Unit                            Number of Accumulation
Value at End of Year                          Units at End of Year
2000               $28.448                           661,270
1999               $25.911                          779, 612
1998               $26.344                         1,338,386
1997               $24.894                           951,724
1996               $22.979                           764,803
1995               $22.508                           896,538
1994               $19.181                           690,782
1993               $20.287                           755,914
1992               $18.179                           631,581
1991               $17.109                           406,545

-------------------------------------------------------------------------------

Capital Growth Sub-account


Accumulation Unit                            Number of Accumulation
Value at End of Year                          Units at End of Year
2000               $67.112                          2,451,081
1999               $75.010                          2,648,610
1998               $55.857                          3,421,630
1997               $45.649                          2,923,166
1996               $33.863                          2,729,711
1995               $28.388                          2,884,663
1994               $22.222                          2,683,112
1993               $24.773                          2,351,022
1992               $20.638                          1,798,119
1991               $19.514                            933,120

-------------------------------------------------------------------------------

Global Discovery Sub-account



Accumulation Unit                            Number of Accumulation
Value at End of Year                          Units at End of Year
2000               $26.241                          1,200,607
1999               $27.900                          1,143,919
1998               $16.937                          1,004,053
1997               $14.648                            986,445
1996*              $13.126                          1,025,244

-------------------------------------------------------------------------------

Growth and Income Sub-account



Accumulation Unit                            Number of Accumulation
Value at End of Year                          Units at End of Year
2000               $29.171                          2,157,978
1999               $30.005                          2,816,347

1998               $28.485                          3,836,652
1997               $26.835                          4,225,162
1996               $20.713                          3,491,709
1995               $17.075                          2,659,025
1994*              $13.053                          1,311,518
-------------------------------------------------------------------------------

International Sub-account



Accumulation Unit                            Number of Accumulation
Value at End of Year                          Units at End of Year
2000               $47.104                          1,664,200
1999               $60.583                          1,998,019

1998               $39.486                          2,282,222
1997               $33.560                          2,251,880
1996               $30.987                          2,593,037
1995               $27.188                          2,869,930
1994               $24.641                          3,543,387
1993               $25.027                          2,767,700
1992               $18.287                            785,559
1991               $19.003                            446,099

-------------------------------------------------------------------------------


Growth Sub-account**


Accumulation Unit                            Number of Accumulation
Value at End of Year                          Units at End of Year
2000               $11.070                            657,018
1999*              $13.536                            314,336

-------------------------------------------------------------------------------
Money Market Sub-account



Accumulation Unit                            Number of Accumulation
Value at End of Year                          Units at End of Year
2000                $21.723                        3,174,666
1999                $20.592                        3,099,978
1998                $19.749                        3,438,822
1997                $18.890                        2,521,329
1996                $18.074                        2,615,942
1995                $17.316                        2,260,561
1994                $16.507                        3,197,824
1993                $16.030                        1,491,258
1992                $15.740                        1,380,156
1991                $15.341                          972,042


-------------------------------------------------------------------------------

21st Century Growth Sub-account



Accumulation Unit                            Number of Accumulation
Value at End of Year                          Units at End of Year
2000               $13.518                            940,124
1999*              $17.584                            666,238

* The Growth and Income Sub-account commenced operations on May 1, 1994. The Global Discovery Sub-account commenced operations on May 1, 1996. The Growth and 21st Century Growth Sub-accounts commenced operations on May 3, 1999. The Unit Value for these Sub-accounts at commencement was 12.500.

                                    This page
                                  intentionally
                                   left blank.

                       Statement of Additional Information

                                     For the

                              Scudder Horizon Plan

                  a Flexible Premium Variable Deferred Annuity

                                 Issued Through

                    Charter National Variable Annuity Account

                                   Offered by

                     Charter National Life Insurance Company
                           (An Illinois Stock Company)

                             Customer Service Center
                                  PO Box 80469
                             Lincoln, NE 68501-0469
                                       Or
                           Overnight Mailing Address:
                               2940 S. 84th Street
                                Lincoln, NE 68506
                                 (800) 242-4402
                                   -----------


This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Scudder Horizon Plan, a flexible premium variable deferred annuity (the "Contract") offered by Charter National Life Insurance Company.

You may obtain a copy of the Scudder Variable Series I prospectus, dated May 1, 2001, or the Scudder Variable Series II prospectus dated May 1, 2001, by calling
(800) 225-2470 or writing to:


Scudder Investment Services, Inc.
Two International Place
Boston, Massachusetts 02110-4103

Terms used in the current Prospectus for the Contract are incorporated in this Statement of Additional Information.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus for the Contract, dated May 1, 2001, which you can obtain by calling (800) 242-4402 or writing to us at our Customer Service Center address listed above.

Dated May 1, 2001
















                                                           Table of Contents

                                                                                PAGE


STATE REGULATION OF CHARTER                                                      1
ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS                             1
CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF CERTAIN EXCHANGES AND SURRENDERS      2
FEDERAL TAX MATTERS                                                              2
   Introduction                                                                  2
   Taxation of Charter                                                           2
   Exceptions to the Non-natural Owner Rule                                      2
   IRS Required Distribution at Death Rules                                      3
   Qualified Plans                                                               3
   Types of Qualified Plans                                                      4
SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS                                     5
CALCULATION OF YIELDS AND TOTAL RETURNS                                          5
   Money Market Sub-account Yields                                               6
   Other Sub-account Yields                                                      7
   Total Returns                                                                 8
OTHER PERFORMANCE DATA                                                          10
   Cumulative Total Returns                                                     10
   Adjusted Historical Performance                                              11
   Comparison of Performance and Expense Information                            11
EXPERTS                                                                         12
FINANCIAL STATEMENTS                                                            12


In order to supplement the description in the Prospectus, this document provides additional information about Charter and the Contract that may be of interest to you.

STATE REGULATION OF CHARTER

We are a stock life insurance company organized under the laws of the state of Illinois, and are subject to regulation by the Illinois Department of Insurance. We file quarterly statements covering the operations and reporting on the financial condition of Charter with the Illinois Director of Insurance.
Periodically, the Illinois Director of Insurance examines the financial condition of Charter, including the liabilities and reserves of the Variable Account and other separate accounts for which Charter is the depositor.

In addition, we are subject to the insurance laws and regulations of all the states in which we are licensed to operate. The availability of the Contract and certain contract rights and provisions depend on state approval and/or filing and review processes. Where required by state law or regulation, the Contract will be modified accordingly.

Charter is a wholly owned subsidiary of Allstate Life Insurance Company ("Allstate"), an Illinois stock life insurance company. Allstate is a wholly owned subsidiary of Allstate Insurance Company, an Illinois stock property liability insurance company. The Allstate Corporation owns all of the outstanding capital stock of Allstate Insurance Company.

Charter originally established the Variable Account as a separate investment account under the laws of the State of Missouri on May 15, 1987. Since December 21, 1999, in conjunction with the redomestication of Charter to the State of Illinois, the Variable Account has been governed by the laws of the State of Illinois.

ALFS, Inc. is the principal underwriter of the Contract. Prior to its dissolution on March 31, 2000, CNL, Inc. ("CNL") was the Contract's principal underwriter.

ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

From time to time, we may make certain changes in the Variable Account and its investments. We may substitute shares of any portfolio for shares of another portfolio of the Fund or another registered open-end management investment company. We may do so if the shares of the portfolio are no longer available for investment or if we decide that investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will not substitute or eliminate the shares of a portfolio in which your Contract is invested without prior approval of the SEC and we will notify you of our intent. This will be done to the extent required by the 1940 Act.

We may add or delete sub-accounts in our discretion when we decide that marketing, tax, investment, or other conditions warrant such additions or deletions. Each additional sub-account will purchase shares in a portfolio of the Fund or in another mutual fund or investment vehicle. If we eliminate a sub-account, then we will notify you and request that you reallocate the amounts you have invested in the eliminated sub-account. If you do not provide us with your desired reallocations, then we will reinvest the amounts in the eliminated sub-account into the sub-account that invests in the Money Market Portfolio. In the event of any such substitution, change, or elimination, we may, by appropriate endorsement, change the Contracts as may be necessary or appropriate to reflect such substitution, change, or elimination. Furthermore, if we deem it to be in the best interests of persons having voting rights under the Contracts, then the Variable Account may be: (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) de-registered under the 1940 Act, in the event such registration is no longer required, or (iii) combined with one or more other separate accounts. To the extent applicable law permits, we may transfer the assets of the Variable Account associated with the Contracts to another separate account.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF CERTAIN EXCHANGES AND SURRENDERS

Under Section 1035 of the Code, generally no gain or loss is recognized on a qualifying exchange of an annuity contract for another annuity contract. A direct exchange of an annuity contract for a Contract should qualify as an exchange under Section 1035 of the Code. There are, however, certain exceptions to this rule. Moreover, although the issue is not free from doubt, certain surrenders under an annuity contract followed by an investment in the Contract also may qualify as exchanges under Section 1035 of the Code. Due to the uncertainty of the rules regarding the determination of whether a transaction qualifies under Section 1035 of the Code, prospective purchasers are urged to consult their own tax advisers.

In addition to being  nontaxable  events,  certain  exchanges  qualifying  under
Section 1035 of the Code may also result in a carry-over of the federal income tax treatment of the old annuity contract to the new annuity contract. Due to the complexity of the rules regarding the proper treatment of an exchange qualifying under Section 1035 of the Code, however, prospective purchasers are urged to consult their own tax advisers.

FEDERAL TAX MATTERS

Introduction

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. CHARTER MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


Taxation of Charter

Charter is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. The Variable Account is not an entity separate from Charter, and its operations form a part of the Company. As a consequence, the Variable Account will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the contract. Under current federal tax law, Charter believes that the Separate Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Generally, reserves are amounts that Charter is legally required to accumulate and maintain in order to meet future obligations under the Contracts. Charter does not anticipate that it will incur any federal income tax liability attributable to the Variable Account. Therefore, we do not intend to make provisions for any such taxes. If we are taxed on investment income or capital gains of the Variable Account, then we may impose a charge against the Variable Account in order to make provision for such taxes.

Exceptions to the Non-natural Owner Rule

Generally, Contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes, unless one of several exceptions applies. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity that holds the Contract for the benefit of a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for employees. Other exceptions to the non-natural owner rule are:

(1) Contracts acquired by an estate of a decedent by reason of the death of the decedent;

(2) certain Qualified Contracts;
(3) Contracts purchased by employers upon the termination of certain qualified plans;
(4) certain Contracts used in connection with structured settlement agreements, and
(5)Contracts purchased with a single premium when the annuity starting date is no later than a year from date of purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

IRS Required Distribution at Death Rules

To  qualify  as  an  annuity  contract  for  federal  income  tax  purposes,   a
Nonqualified Contract must provide:

(1) if any owner dies on or after the annuity start date, but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the owner's death; and

(2) if any owner dies prior to the annuity start date, the entire interest in the Contract must be distributed within five years after the date of the owner's death.

         The five year requirement is satisfied if:

     (1)any portion of the owner's interest which is payable to a designated beneficiary is distributed over the life of such beneficiary (or over a period not extending beyond the life expectancy of the beneficiary); and

     (2)the distributions begin within one year of the owner's death.

If the owner's designated beneficiary is a surviving spouse the Contract may be continued with the surviving spouse as the new owner. If the owner of the Contract is a non-natural person, the annuitant is treated as the owner for purposes of applying the distribution at death rules. In addition, a change in the annuitant on a Contract owned by a non-natural person is treated as the death of the owner.


Qualified Plans

This Contract may be used with several types of qualified plans. Charter reserves the right to limit the availability of the Contract for use with any of the qualified plans listed below. The income on qualified plan and IRA investments is tax deferred and variable annuities held by such plans do not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing a variable annuity in a qualified plan or IRA. The tax rules applicable to participants in qualified plans vary according to the type of plan and the terms and conditions of the plan. Qualified plan participants, and owners, annuitants and beneficiaries under the Contract may be subject to the terms and conditions of the qualified plan regardless of the terms of the Contract.

Types of Qualified Plans

                                      IRAs

Section 408 of the Code permits eligible individuals to contribute to an individual retirement plan known as an IRA. IRAs are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. An IRA generally may not provide life insurance, but it may provide a death benefit that equals the greater of the premiums paid or the account value. The Contract provides a death benefit that in certain situations may exceed the greater of the payments or the account value. If the IRS treats the death benefit as violating the prohibition on investment in life insurance contracts, the Contract would not qualify as an IRA.

                                    Roth IRAs

Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement plan known as a Roth IRA. Roth IRAs are subject to limitations on the amount that can be contributed. In certain instances, distributions from Roth IRAs are excluded from gross income. Subject to certain limits, a traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth IRA. The taxable portion of a conversion or rollover distribution is included in gross income, but is exempt from the 10% penalty tax on premature distributions.

                        Simplified Employee Pension Plans

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees using the employees' IRAs if certain criteria are met. Under these plans the employer may, within limits, make deductible contributions on behalf of the employees to their individual retirement annuities. Employers intending to use the contract in connection with such plans should seek competent advice. In particular, employers should consider that an IRA generally may not provide life insurance, but it may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The Contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the account value.

           Savings Incentive Match Plans for Employees (SIMPLE Plans)

Sections 408(p) and 401(k) of the Tax Code allow employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees. SIMPLE plans may be structured as a SIMPLE retirement account using an employee's IRA to hold the assets, or as a Section 401(k) qualified cash or deferred arrangement. In general, a SIMPLE plan consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to use the Contract in conjunction with SIMPLE plans should seek competent tax and legal advice.

                             Tax Sheltered Annuities

Section 403(b) of the Tax Code permits public school employees and employees of certain types of tax-exempt organizations (specified in Section 501(c)(3) of the
Code) to have their employers purchase Contracts for them. Subject to certain limitations, a Section 403(b) plan allows an employer to exclude the purchase payments from the employees' gross income. A Contract used for a Section 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after:

o        the date the employee attains age 59 1/2;
o        separates from service;
o        dies;
o        becomes disabled;  or
o on the account of hardship (earnings on salary reduction contributions may not be distributed for hardship).

 These limitations do not apply to withdrawals where Charter is directed to transfer some or all of the account value to another 403(b) plan.


          Corporate and Self-Employed Pension and Profit Sharing Plans

Sections 401(a) and 403(a) of the Tax Code permit corporate employers to establish various types of tax favored retirement plans for employees. The Tax Code permits self-employed individuals to establish tax favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of Contracts to provide benefits under the plans.

             State and Local Government and Tax-Exempt Organization
                           Deferred Compensation Plans

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current income taxes. The employees must be participants in an eligible deferred compensation plan. Employees with Contracts under the plan are considered general creditors of the employer. The employer, as owner of the Contract, has the sole right to the proceeds of the Contract. Generally, under the non-natural owner rules, such Contracts are not treated as annuity contracts for federal income tax purposes. Under these plans, contributions made for the benefit of the employees will not be included in the employees' gross income until distributed from the plan. However, all compensation deferred under a 457 plan must remain the sole property of the employer. As property of the employer, the assets of the plan are subject only to the claims of the employer's general creditors, until such time as the assets become available to the employee or a beneficiary.

Safekeeping of the Variable Account's Assets

     We hold the assets of the Variable Account. The assets are kept segregated and held separate and apart from Charter's general funds. We maintain records of all purchases and redemptions of the shares of each Portfolio. A blanket fidelity bond in the amount of $10,000,000 covers all of the officers and employees of Charter.

Calculation of Yields and Total Returns

     From time to time we may disclose yields, total returns and other performance data pertaining to the Contracts for the Sub-accounts in accordance with the standards deemed by the Securities and Exchange Commission. Because of the charges and deductions imposed under the Contract, the yield for the Sub-accounts will be lower than the yield for their respective Portfolios. Also, because of differences in Variable Account charges for different variable annuity contracts invested in the Variable Account, the yields, total returns and other performance data for the Sub-accounts will be different for the Contract than for such other variable annuity contracts. The calculations of yields, total returns and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Contract. Most states and political subdivisions do not assess premium taxes. Where state premium taxes are assessed, Charter will deduct the amount of tax due from each payment at rates ranging from a minimum of .5% to a maximum of 3.5%. Any premium taxes levied by political subdivisions will likewise be deducted from payments; such taxes are generally at rates of less than 1%.

     The yields and total returns for periods prior to the date the Sub-accounts commenced operations, when disclosed, are based on the performance of the Portfolios and the assumption that the Sub-accounts were in existence for the same periods as the Fund's Portfolios with the level of Contract charges equal to those currently assessed against the Sub-accounts. The Sub-accounts and Portfolios commenced operations as indicated:



        Sub-Account/Portfolio             Sub-Account                  Portfolio

      Balanced                         October 6, 1988               July 16, 1985
      Bond                             October 6, 1988               July 16, 1985
      Capital Growth                   October 6, 1988               July 16, 1985
      Global Discovery                     May 1, 1996                May 1, 1996
      Growth and Income                    May 2, 1994                May 2, 1994
      International                    October 6, 1988                May 1, 1987
      Growth(1)(2)                         May 3, 1999                May 3, 1999
      Money Market                     October 6, 1988               July 16, 1985
      21st Century Growth                  May 3, 1999                May 3, 1999

(1) Prior to May 1, 2001, the Growth Sub-Account was named the Large Company Growth Sub-Account.
(2) Effective May 1, 2001, the Large Company Growth Portfolio of the Scudder Variable Series I merged into the Scudder Variable II Growth Portfolio.


Money Market Sub-account Yields

     We compute the Current Yield by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the seven-day period in the value of a hypothetical under a Contract having a balance of 1 unit of the Money Market Sub-account at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account and (ii) charges and deductions imposed under the Contract which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for the Contract Administration Charge of 0.30% and the Mortality and Expense Risk Charge of 0.40%. The Current Yield is calculated according to the following formula:

              Current Yield = ((NCS - ES) / UV) x (365 / 7)


     We may also disclose the Effective Yield of the Money Market Sub-account for the same seven-day period, determined on a compounded basis. The seven-day Effective Yield is calculated by compounding the unannualized base period return according to the following formula:

              Effective Yield = (1 + ((NCS - ES)/UV))(365 / 7) -1


Where, for both formulas:

NCS = The net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Sub-account unit under a Contract.

ES = Per unit expenses of the Sub-account for the Contracts for the seven-day period.

UV = The unit value for a Contract on the first day of the seven-day period.

     The Current and Effective Yield on amounts held in the Money Market Sub-account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Sub-account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity, the types and quality of portfolio securities held, and the operating expenses.

Other Sub-account Yields

     The 30-Day Yield refers to income generated by the Bond Sub-account over a specific 30-day period. Because the yield is annualized, the yield generated during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the Portfolio attributable to the Sub-account units less Sub-account expenses attributable to the Contracts for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, by (iii) compounding that yield for a 6-month period, and by (iv) multiplying that result by 2. Expenses attributable to the Bond Sub-account for the Contracts include the Administration Charge and the Mortality and Expense Risk Charge. The 30-Day Yield is calculated according to the following formula:

     30-Day Yield = 2 x ((((NI -ES) / (U x UV)) + 1)(to the power of 6)- 1)

Where:

NI = Net income of the portfolio for the 30-day period attributable to the Sub-account's units.

ES = Expenses of the Sub-account for the Contracts for the 30-day period.

U = The average daily number of units outstanding attributable to the Contracts.

UV = The unit value for a Contract at the close (highest) of the last day in the 30-day period.

     The 30-Day Yield on amounts held in the Bond Sub-account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Bond Sub-account's actual yield is affected by the types and quality of portfolio securities held by the Portfolio, and its operating expenses.

Total Returns

     We may disclose Standard Average Annual Total Returns ("Total Returns") for one or more of the Sub-accounts for various periods of time. One of the periods of time will include the period measured from the date the Sub-account commenced operations. When a Sub-account has been in operation for one, five and ten years, respectively, the Total Returns for these periods will be provided. Total Returns for other periods of time may, from time to time, also be disclosed. Based on the method of calculation described below, the Average Annual Total Returns for the sub-accounts are set out below. The inception date for each of the sub-accounts appears under "Calculation of Yields and Returns, " above.

For periods shown, the Growth Variable Sub-Account was invested in the Scudder Large Company Growth Portfolio. On May 1, 2001, the Scudder Large Company Growth Portfolio merged with the Scudder Variable Series II Growth Portfolio in order to streamline the management and operations of the Portfolio. For administrative convenience, we made a corresponding change in the name of the Variable Sub-Account.


                            One Year Period     Five Year Period       Ten Year Period
Sub-Account 1/               Ending 12/31/00      Ending 12/31/00       Ending 12/31/00 or
                                                                   Since Portfolio Inception
----------------------- --------------------- -------------------- ---------------------

Balanced                        -2.71%              13.40%                  12.55%

Bond                           -9.79%                5.14%                   6.86%

Capital Growth                -10.53%               18.64%                  16.89%

Global Discovery 2/            -5.95%                 N/A                   17.24%

Growth and Income 3/           -2.78%               11.89%                  13.57%

International                 -22.25%               11.91%                  10.62%

Growth 2/4/                   -18.22%                 N/A                    6.32%

21st Century                  -23.13%                 N/A                   19.92%
Growth 2/


1/ The inception date for each of the Sub-Accounts appears under "Calculation of Yields and Retains," above.
began operations on May 1, 1994.2/ Five-Year and Ten-Year Average Annual Total Returns are not available for the Global Discovery Sub-account, Growth Sub-Account or the 21st Century Growth Sub- Account as they began operations on May 1, 1996, May 1, 2000, and May 1, 2000, respectively.
3/ Ten-Year Average Annual Total Returns are not available for the Growth and Income Sub-Account as it began operations on May 1, 1994.
4/ Prior to May 1, 2001, the Growth Sub-Account was named the Large Company Growth Sub-Account.

 Total Returns represent the average annual compounded rates of return that would equate a single investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which Total Return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication, and will be stated in the communication.

We will calculate Total Returns using sub-account Unit Values which Charter calculates on each Valuation Date based on the performance of the sub-account's underlying Portfolio, and the deductions for the Mortality and Expense Risk Charge of 0.40% and the Contract Administration Charge of 0.30%. The Total Return is calculated according to the following formula:

              TR  =        (ERV / P )(to the power of 1/N) - 1

Where:

TR = The average annual total return net of Sub-account recurring charges for the Contracts.

ERV = The ending redeemable value of the hypothetical account at the end of the period.

P = A hypothetical single payment of $1,000.

N = The number of years in the period.

                             Other Performance Data

Cumulative Total Returns

We may also disclose Cumulative Total Returns for periods before the date that the Sub-Accounts began operations. For periods before the date the Sub-Accounts began operations, cumulative performance information is calculated based on the performance of the underlying Portfolios adjusted to reflect all current fees under the Contract, including a Contract Administration Charge of 0.30%, and a Mortality and Expense Risk Charge of 0.40%.

Based on the method of calculation described below, the Cumulative Total Returns for the sub-accounts for the periods ending December 31, 2000, are set out below. The inception date for each of the sub-accounts appears under "Calculation of Yields and Returns", above.

Prior to May 1, 2001 the Growth Sub-Account was named the Large Growth Sub-Account. Therefore, the Cumulative Total Returns for the Growth Variable Sub-Account are based on the performance of the Growth Portfolio. These figures do not reflect the performance of the Large Company Growth Portfolio in which the Variable Sub-Account invested prior to May 1, 2001.


                          One Year Period       Five Year Period       Ten Year Period
                          Ending 12/31/00       Ending 12/31/       Ending 12/31/00 or
Sub-account 1/                                                       Since Portfolio Inception
----------------------- --------------------- -------------------- ---------------------

Balanced                     -2.71%                87.49%                226.28%

Bond                         -9.79%                28.47%                 94.14%

Capital Growth              -10.53%               135.03%                376.11%

International               -22.25%                75.53%                174.27%

Global Discovery 2/          -5.95%                  N/A                 109.93%

Growth and Income 3/         -2.78%                75.36%                133.36%

Growth 2/4/                 -18.22%                 N/A                   10.70%

21st Century                -23.13%                 N/A                   35.18%
Growth 2/

1/ The inception date for each of the Sub-Accounts and Portfolios appears under "Calculation of Yields and Returns," above. 2/ Five-Year and Ten-Year Cumulative Total Returns are not available for the Global Discovery Sub-Account, Growth Sub-Account or the 21st Century Sub-Account as they began operations on May 1, 1996, May 1,2000, and May 1, 2000, respectively. Therefore, Five-Year and Ten-Year Cumulative Total Returns for the aforementioned Sub-Accounts are based on the inception dates of the portfolios underlying those Sub-Accounts, where available.
3/ Ten-Year Cumulative Total Returns are not available for the Growth and Income Sub-Account, as it began operations on May 1, 1994. Therefore, the Ten-Year Cumulative Total Return for the Growth and Income Sub-Account is based on the inception date of its underlying Portfolio.
4/ Prior to May 1, 2001, the Growth Sub-Account was named the Large Company Growth Sub-Account.

     The Cumulative Total Returns are calculated using the following formula:

              CTR = (ERV / P) - 1

Where:

CTR = The Cumulative Total Return net of Sub-account recurring charges for the period.

ERV = The ending redeemable value of the hypothetical investment at the end of the period.

P = A hypothetical single payment of $1,000.

     All non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed.

Adjusted Historical Performance

We may also disclose total return for periods before the date the Sub-accounts began operations. For periods prior to the date the Sub-accounts commenced operations, adjusted historical performance information will be calculated using the performance of the underlying Portfolios adjusted to reflect some or all of the charges equal to those currently assessed under the Contract.

In the tables below, average annual total returns for the Sub-accounts were reduced by all current fees and charges under the Contract, including the Mortality and Expense Risk Charge of 0.40% and the Contract Administration Charge of 0.30%. No average annual total returns are shown for the Money Market Sub-Account.

Prior to May 1, 2001, the Growth Sub-Account was named the Large Company Growth Sub-Account. Therefore, the adjusted historical performance figures for the Growth Variable Sub-Account are based on the historical performance of the Growth Portfolio. These figures do not reflect the performance of the Large Company Growth Portfolio in which the Variable Sub-Account invested prior to May 1, 2001.


                                                                       Ten Year Period           Portfolio
                           One Year Period       Five Year Period     Ending 12/31/00 or         Inception
Sub-Account 1/             Ending 12/31/00       Ending 12/31/00      Since Portfolio Inception    Dates
----------------------- --------------------- -------------------- --------------------- --------------------

Balanced                      -2.71%                13.40%                12.55%                  7/16/85

Bond                           9.79%                 5.14%                 6.86%                  7/16/85

Capital Growth               -10.53%                18.64%                16.89%                  7/16/85

Global Discovery 2/           -5.95%                 N/A                  17.24%                   5/1/96

Growth and Income 3/          -2.78%                11.89%                13.57%                   5/2/94

International                -22.25%                11.91%                10.62%                   5/1/87

Growth 2/4/                  -18.22%                  N/A                  6.32%                   5/3/99

21st Century Growth 2/       -23.13%                  N/A                 19.92%                   5/3/99



1/ The inception date for each of the Portfolios underlying the Sub-Accounts appears under "Calculation of Yields and Returns," above.
2/ Five-Year and Ten-Year Average Annual Total Returns are not available for the Global Discovery Sub-Account, Growth Sub-Account or the 21st Century Growth Sub-Account as they began operations on May 1, 1996, May 1,2000, and May 1, 2000, respectively. Therefore, Five-Year and Ten-Year Total Returns are based on the inception dates of the Portfolios underlying those Sub-Accounts, where available.
3/ Ten-Year Average Annual Total Returns are not available for the Growth and Income Sub-Account as it began operations on May 1, 1994. Therefore, Ten-Year Annual Total Returns for the Growth and Income Sub-Account is based on the inception date of its underlying Portfolio.
4/ Prior to May 1, 2001, the Growth Sub-Account was named the Large Company Growth Sub-Account.


Comparison of Performance and Expense Information

Expenses and performance information for the Contract and each sub-account may be compared in advertising, sales literature, and other communications to expenses and performance information of other variable annuity products investing in mutual funds (or investment portfolios of mutual funds) with investment objectives similar to each of the sub-accounts tracked by independent services such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar and the Variable Annuity Research Data Service ("V.A.R.D.S."). Lipper, Morningstar and V.A.R.D.S. monitor and rank the performance and expenses of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. V.A.R.D.S. rankings only compare variable annuity issuers. The performance analyses prepared by Lipper and V.A.R.D.S. each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges or certain expense deductions at the separate account level into consideration. The performance analyses prepared by Morningstar rate sub-account performance relative to its investment class based on total returns. Morningstar deducts front-end loads from total returns and deducts half of the surrender charge, if applicable, for the relevant time period when calculating performance figures. In addition, Morningstar and V.A.R.D.S. prepare risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories defined by the degree of risk inherent in their investment objectives.

From time to time, we may also compare using other indices that measure performance, such as Standard & Poors 500 Composite ("S & P 500") or the Dow Jones Industrial Average ("Dow"). Unmanaged indices such as these may assume reinvestment of dividends that generally do not reflect deductions for the expenses of operating and managing an investment portfolio.

EXPERTS

The financial statements of Charter as of December 31, 2000 and 1999 and for each of the two years in the period ended December 31, 2000 and the related financial statement schedules that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph that discusses Charter's change in basis of accounting as a result of a business combination accounted for as a purchase), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The consolidated statements of operations and comprehensive income, shareholder's equity and cash flows of Charter for the year ended December 31, 1998 and the related financial statement schedules that appear in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The financial statements of the Variable Account as of December 31, 2000 and for each of the periods in the two years then ended that appear in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


FINANCIAL STATEMENTS

The financial statements of the Variable Account as of December 31, 2000 and for each of the periods in the two years then ended, the consolidated financial statements of Charter as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000 and the related financial statement schedule and the accompanying Independent Auditors' Reports appear in the pages that follow. The financial statements and schedules of Charter included herein should be considered only as bearing upon the ability of Charter to meet its obligations under the Contacts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF
CHARTER NATIONAL LIFE INSURANCE COMPANY:

We have audited the accompanying Statements of Financial Position of Charter National Life Insurance Company (the "Company", an affiliate of The Allstate Corporation) as of December 31, 2000 and 1999 and the related Statements of Operations and Comprehensive Income, Shareholder's Equity and Cash Flows for the year ended December 31, 2000, the period from January 1, 1999 through June 30, 1999 (Predecessor Period) and for the period from July 1, 1999 through December 31, 1999 (Successor Period). Our audits also included Schedule IV - Reinsurance and Schedule V - Valuation and Qualifying Accounts for the year ended December 31, 2000, the period from January 1, 1999 through June 30, 1999 (Predecessor Period) and for the period from July 1, 1999 through December 31, 1999 (Successor Period). These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2000 and 1999 and the results of its operations and its cash flows for the year ended December 31, 2000, the period from January 1, 1999 through June 30, 1999 (Predecessor Period) and for the period from July 1, 1999 through December 31, 1999 (Successor Period), in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, Schedule IV - Reinsurance and Schedule V - Valuation and Qualifying Accounts for the year ended December 31, 2000, the period from January 1, 1999 through June 30, 1999 (Predecessor Period) and for the period from July 1, 1999 through December 31, 1999 (Successor Period), when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As more fully described in Note 2 to the financial statements, Allstate Life Insurance Company acquired the Company as of July 1, 1999, in a business combination accounted for as a purchase. As a result of the acquisition, the financial statements for the Successor Periods are presented on a different basis of accounting than that of the Predecessor Periods and therefore are not completely comparable.

/s/ Deloitte & Touche LLP

Chicago, Illinois
February 23, 2001

                        Report of Independent Accountants


To the Board of Directors and Shareholder of Charter National Life Insurance Company:

In our opinion, the accompanying consolidated statements of operations and comprehensive income, shareholder's equity, and cash flows present fairly, in all material respects, the results of operations and cash flows of Charter National Life Insurance Company (the Company) (a wholly-owned subsidiary of Leucadia National Corporation) and its subsidiaries for the year ended December 31, 1998 in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, Schedule IV- Reinsurance and Schedule V- Valuation and Qualifying Accounts present fairly, in all material respects, the information set forth therein when read in conjunction with the related financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 17, 1999

                     CHARTER NATIONAL LIFE INSURANCE COMPANY
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

                                                                              PERIOD FROM
                                                                              JULY 1, 1999       PERIOD FROM
                                                            YEAR ENDED          THROUGH         JANUARY 1, 1999       YEAR ENDED
                                                           DECEMBER 31,       DECEMBER 31,      THROUGH JUNE 30,     DECEMBER 31,
                                                               2000              1999                1999                1998
($ in thousands)                                           (SUCCESSOR)        (SUCCESSOR)        (PREDECESSOR)      (PREDECESSOR)
                                                           -----------        -----------        -------------      -------------
REVENUES

Premiums and contract charges (net of reinsurance
    ceded of $4,735, $2,419, $2,690, and $19,503)          $         -        $         -        $           -      $         275
Net investment income                                            1,581                332                1,347             24,051
Realized capital gains and losses                                   46               (379)                (574)               411
Gain on reinsurance                                                  -                  -                1,061              4,464
                                                           -----------        -----------        -------------      -------------
                                                                 1,627                (47)               1,834             29,201
                                                           -----------        -----------        -------------      -------------

COSTS AND EXPENSES

Contract benefits (net of reinsurance recoveries
    of $4,964, $3,357, $7,517, and $23,582)                          -                  -                    -               (646)
Operating costs and expenses                                         -                 12                  483              8,987
Interest expense                                                     -                  -                  960              1,976
                                                           -----------        -----------        -------------      -------------
                                                                     -                 12                1,443             10,317
                                                           -----------        -----------        -------------      -------------

INCOME (LOSS) FROM OPERATIONS BEFORE
    INCOME TAX EXPENSE (BENEFIT)                                 1,627                (59)                 391             18,884
Income tax expense (benefit)                                       569                (20)                 135              8,795
                                                           -----------        -----------        -------------      -------------

NET INCOME (LOSS)                                                1,058                (39)                 256             10,089

OTHER COMPREHENSIVE INCOME (LOSS), AFTER-TAX
  Change in unrealized net capital gains and losses                573                 32                 (615)               115
                                                           -----------        -----------        -------------      -------------

COMPREHENSIVE INCOME (LOSS)                                $     1,631        $        (7)       $        (359)     $      10,204
                                                           ===========        ===========        =============      =============


                       See notes to financial statements.

                     CHARTER NATIONAL LIFE INSURANCE COMPANY
                        STATEMENTS OF FINANCIAL POSITION


                                                                             DECEMBER 31,
                                                                   -----------------------------
                                                                    2000                1999
                                                                   ---------           ---------
($ in thousands, except par value data)

ASSETS
Investments
   Fixed income securities, at fair value
         (amortized cost $21,793 and $18,479)                       $ 22,724            $ 18,529
   Short-term                                                            438                 975
                                                                   ---------           ---------
         Total investments                                            23,162              19,504

Cash                                                                      94               4,328
Reinsurance recoverables from Allstate
     Life Insurance Company                                           17,086              17,924
Reinsurance recoverables from non-affiliates                         106,442             107,970
Current income tax recoverable                                             -                  13
Deferred income taxes                                                      -                  14
Other assets                                                           2,810               2,055
Separate Accounts                                                    540,885             648,754
                                                                   ---------           ---------
         TOTAL ASSETS                                              $ 690,479           $ 800,562
                                                                   =========           =========

LIABILITIES
Reserve for life-contingent contract benefits                       $ 12,595             $ 7,342
Contractholder funds                                                 110,932             118,552
Current income tax payable                                               181                   -
Deferred income taxes                                                    278                   -
Other liabilities and accrued expenses                                     -                 388
Payable to affiliates, net                                               908                 957
Separate Accounts                                                    540,885             648,754
                                                                   ---------           ---------
         TOTAL LIABILITIES                                           665,779             775,993
                                                                   ---------           ---------
COMMITMENTS AND CONTINGENT LIABILITIES (NOTE 9)

SHAREHOLDER'S EQUITY
Common stock, $31 par value, 110,000 shares
      authorized, issued and outstanding                               3,410               3,410
Additional capital paid-in                                            21,166              21,166
Retained (loss) income                                                  (481)                (39)

Accumulated other comprehensive income:
    Unrealized net capital gains                                         605                  32
                                                                   ---------           ---------
         TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME                    605                  32
                                                                   ---------           ---------
         TOTAL SHAREHOLDER'S EQUITY                                   24,700              24,569
                                                                   ---------           ---------
         TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                $ 690,479           $ 800,562
                                                                   =========           =========



                       See notes to financial statements.

           CHARTER NATIONAL LIFE INSURANCE COMPANY
              STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                       PERIOD FROM
                                                                       JULY 1, 1999       PERIOD FROM
                                                                         THROUGH        JANUARY 1, 1999
                                                      DECEMBER 31,     DECEMBER 31,     THROUGH JUNE 30,     DECEMBER 31,
                                                          2000             1999               1999               1998
                                                      (SUCCESSOR)      (SUCCESSOR)       (PREDECESSOR)      (PREDECESSOR)
                                                      -----------      -----------       -------------      -------------
($ in thousands)

COMMON STOCK                                          $     3,410      $     3,410       $       3,410      $       3,410
                                                      -----------      -----------       -------------      -------------

ADDITIONAL CAPITAL PAID-IN
Balance, beginning of period                          $    21,166      $         -       $       4,907      $       6,159
New capitalization                                              -           21,541                   -                  -
Return of capital                                               -             (375)                  -             (1,252)
                                                      -----------      -----------       -------------      -------------
Balance, end of period                                     21,166           21,166               4,907              4,907
                                                      -----------      -----------       -------------      -------------

RETAINED (LOSS) INCOME
Balance, beginning of period                          $       (39)     $         -       $       3,397      $   1,212,549
Net income (loss)                                           1,058              (39)                256             10,089
Dividends                                                  (1,500)               -                   -         (1,219,241)
                                                      -----------      -----------       -------------      -------------
Balance, end of period                                       (481)             (39)              3,653              3,397
                                                      -----------      -----------       -------------      -------------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance, beginning of period                          $        32      $         -       $         454      $         339
Change in unrealized net capital gains and losses             573               32                (615)               115
                                                      -----------      -----------       -------------      -------------
Balance, end of period                                        605               32                (161)               454
                                                      -----------      -----------       -------------      -------------

TOTAL SHAREHOLDER'S EQUITY                            $    24,700      $    24,569       $      11,809      $      12,168
                                                      ===========      ===========       =============      =============


                       See notes to financial statements.

               CHARTER NATIONAL LIFE INSURANCE COMPANY
                      STATEMENTS OF CASH FLOWS

                                                                               PERIOD FROM
                                                                               JULY 1, 1999        PERIOD FROM
                                                                                  THROUGH         JANUARY 1, 1999
                                                              DECEMBER 31,      DECEMBER 31,       THROUGH JUNE 30,
                                                                 2000              1999                1999              1998
($ in thousands)                                              (SUCCESSOR)      (SUCCESSOR)        (PREDECESSOR)      (PREDECESSOR)
                                                              -----------      -----------        -------------      -------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                    $     1,058      $       (39)       $         256      $      10,089
Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation, amortization and other
       non-cash items                                                 (80)             448                   76             (7,976)
    Realized capital gains and losses                                 (46)             379                  574               (411)
    Changes in:
       Life-contingent contract benefits and
           contractholder funds                                         -                -                  278            (46,123)
       Income taxes payable                                           178            2,430               (2,843)           (19,354)
       Other operating assets and liabilities                      (1,193)           2,331               (2,485)             2,238
                                                              -----------      -----------        -------------      -------------
       Net cash provided by (used in) operating activities            (83)           5,549               (4,144)           (61,537)
                                                              -----------      -----------        -------------      -------------

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed income securities
    Proceeds from sales                                            11,352           13,475               25,519             44,374
    Investment collections                                          1,896            1,133                7,486              2,223
    Investment purchases                                          (16,654)         (16,951)              (2,519)          (354,674)
Change in short-term instruments, net                                 755             (325)                (401)           377,438
Change in policy loans, net                                             -                -                    -              6,062
Purchase of property and equipment, net                                 -                -                    -                 89
                                                              -----------      -----------        -------------      -------------
       Net cash (used in) provided by investing activities         (2,651)          (2,668)              30,085             75,512
                                                              -----------      -----------        -------------      -------------

CASH FLOWS FROM FINANCING ACTIVITIES
Dividend paid                                                      (1,500)               -                    -            (15,271)
Repayment of surplus note                                               -                -              (25,000)                 -
                                                              -----------      -----------        -------------      -------------
       Net cash used in financing activities                       (1,500)               -              (25,000)           (15,271)
                                                              -----------      -----------        -------------      -------------


NET (DECREASE) INCREASE IN CASH                                    (4,234)           2,881                  941             (1,296)
CASH AT BEGINNING OF PERIOD                                         4,328            1,447                  506              1,802
                                                              -----------      -----------        -------------      -------------
CASH AT END OF PERIOD                                         $        94      $     4,328        $       1,447      $         506
                                                              ===========      ===========        =============      =============

Supplemental disclosures of cash flow information:
    Non-cash dividend to parent                               $         -      $       375        $           -      $   1,205,222


                       See notes to financial statements.

                    CHARTER NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)



1.    GENERAL

BASIS OF PRESENTATION

      The accompanying financial statements include the accounts of Charter National Life Insurance Company (the "Company"). On July 1, 1999, the Company became a wholly owned subsidiary of Allstate Life Insurance Company ("ALIC"), which is wholly owned by Allstate Insurance Company ("AIC"), a wholly owned subsidiary of The Allstate Corporation (the "Corporation"). Prior to July 1, 1999, the Company was a wholly owned subsidiary of Leucadia National Corporation ("Leucadia"). These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

     The accompanying 1998 consolidated financial statements include the accounts of Charter National Life Insurance Company and its subsidiaries (the "Company"). The Company's major subsidiary was LUK-CPG, Inc ("LUK-CPG"). On December 30, 1998, the Company paid a common stock dividend of all the outstanding common shares of LUK-CPG to Leucadia. LUK-CPG owned 98% of Intramerica Life Insurance Company ("Intramerica") and several non-insurance subsidiaries. The Company owned the remaining 2% of Intramerica directly. The Company's 1998 consolidated statement of financial position includes a 2% equity interest in Intramerica.


NATURE OF OPERATIONS

     The Company is no longer issuing variable annuity products through direct marketing channels but does accept additional deposits on existing contracts. The financial statements also include the impacts of life and investment products, including traditional life, interest-sensitive life, fixed annuities, immediate annuities without life contingencies and variable life products that the Company no longer actively sells. In 2000, substantially all of the Company's statutory premiums and deposits were from annuities.

      The Company re-domesticated its operations from Missouri to Illinois in December 1999.

      The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed for banks and other financial organizations to have greater participation in the securities and insurance businesses. This legislation presents an increased level of competition for sales of the Company's products. Furthermore, the market for the Company's products is enhanced by the tax incentives available under current law. Any legislative changes which lessen these incentives are likely to negatively impact the demand for these products.

      Additionally, traditional demutualizations of mutual insurance companies and enacted and pending state legislation to permit mutual insurance companies to convert to a hybrid structure known as a mutual holding company could have a number of significant effects on the Company by (1) increasing industry competition through consolidation caused by mergers and acquisitions related to the new corporate form of business; and (2) increasing competition in capital markets.

      The Company is authorized to sell variable annuity and life products in all states except New York, as well as in the District of Columbia and Puerto Rico. The top geographic locations for statutory premiums and deposits for the Company were California, Florida, Texas, Pennsylvania and Massachusetts for the year ended December 31, 2000. No other jurisdiction accounted for more than 5% of statutory premiums and deposits. Starting in 1999, all premiums and deposits are ceded under reinsurance agreements.

                     CHARTER NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

2.    ACQUISITION

      On July 1, 1999, ALIC acquired 110,000 shares of common stock, representing 100% of the issued and outstanding shares of the Company for $24.9 million (the "Acquisition") from Leucadia. The Acquisition was accounted for using the purchase method of accounting. Since 100% of the Company was acquired by a new controlling shareholder, management was required to "push down" the new basis of accounting in the accompanying financial statements.

      The 1999 financial statements reflect the allocation of the purchase price based on the estimated fair value of the assets and liabilities at the acquisition date. The excess of the purchase price over the fair value of the net assets, $1.7 million, was recorded as goodwill and is being amortized on a straight-line basis over twenty years.

      Effective January 1, 1998, prior to the acquisition by ALIC, the Company entered into a reinsurance agreement to cede its variable life, variable annuity and traditional life business to ALIC. The Company received a premium of $27.7 million from ALIC for reinsuring its variable annuity business. A gain of $23.5 million, net of related assets, was deferred and was intended to be amortized into income based on actuarial estimates of the premium revenue of the underlying insurance contracts. At the date of acquisition, the unamortized deferred gain was reclassified to additional capital paid-in.

      On June 30, 1999, with the approval of the Missouri Department of Insurance, the Company paid Leucadia $25.1 million in principal and interest to terminate the surplus note with Leucadia. The terms of the note provided for interest at the rate of 7.75% per annum on the outstanding principal and interest. The Company paid $960 of interest on this debt for the period of January 1, 1999 through June 30, 1999 and $1.9 million in 1998.


3.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The following accounting policies have been applied in both the pre-acquisition and post-acquisition periods. The basis of both the assets and liabilities are different in the post-acquisition financial statements due to ALIC applying the purchase method of accounting whereby all assets and liabilities are valued at the estimated fair market value at June 30, 1999.

INVESTMENTS

      Fixed income securities include bonds and mortgage-backed securities. All fixed income securities are carried at fair value and may be sold prior to their contractual maturity ("available for sale"). The difference between amortized cost and fair value, net of deferred income taxes, is reflected as a component of shareholder's equity. Provisions are recognized for declines in the value of fixed income securities that are other than temporary. Such writedowns are included in realized capital gains and losses.

      Equity securities of an affiliate consists of the Company's 2% ownership of Intramerica. On September 1, 1999, the Company transferred its 2% interest in Intramerica as a dividend to ALIC (see Note 4).

      Short-term investments are carried at cost or amortized cost, which approximates fair value.

      Investment income consists primarily of interest. Interest is recognized on an accrual basis. Interest income on mortgage-backed securities is determined on the effective yield method, based on the estimated principal repayments. Accrual of income is suspended for fixed income securities that are in default or when the receipt of interest payments is in doubt. Realized capital gains and losses are determined on a specific identification basis.

RECOGNITION OF INSURANCE REVENUE AND RELATED BENEFITS AND INTEREST CREDITED

     Traditional life insurance products consist principally of products with fixed and guaranteed premiums and benefits, primarily term and whole life insurance products. Premiums from these products are recognized as revenue when due. Benefits are recognized in relation to such revenue so as to result in the recognition of profits over the life of the policy and are reflected in contract benefits.

                    CHARTER NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

      Interest-sensitive life contracts are insurance contracts whose terms are not fixed and guaranteed. The terms that may be changed include premiums paid by the contractholder, interest credited to the contractholder account balance and one or more amounts assessed against the contractholders. Premiums from these contracts are reported as deposits to contractholder funds. Contract charge revenue consists of fees assessed against the contractholder account balances for cost of insurance (mortality risk), contract administration and surrender charges. Contract benefits include interest credited to contracts and claims incurred in excess of related contractholder account balances.

      Contracts that do not subject the Company to significant risk arising from mortality or morbidity are referred to as investment contracts. Fixed rate annuities and immediate annuities without life contingencies are considered investment contracts. Deposits received for such contracts are reported as deposits to contractholder funds. Contract charge revenue for investment contracts consists of charges assessed against the contractholder account balances for contract administration and surrenders. Contract benefits include interest credited and claims incurred in excess of the related contractholder account balances.

      Investment contracts also include variable annuity and variable life contracts that are sold as Separate Accounts products. The assets supporting these products are legally segregated and available only to settle Separate Accounts contract obligations. Deposits received are reported as Separate Accounts liabilities. The Company's contract charge revenue for these contracts consists of charges assessed against the Separate Accounts fund balances for contract maintenance, administration, mortality, expense and surrenders.

REINSURANCE RECOVERABLES

      The Company has reinsurance agreements whereby premiums, contract charges, policy benefits, credited interest and expenses are ceded (See Note 8). Such amounts are reflected net of such reinsurance in the statements of operations and comprehensive income. The amounts shown in the Company's statements of operations and comprehensive income relate to the investment of those assets of the Company that are not transferred under reinsurance agreements. Reinsurance recoverables and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured.

INCOME TAXES

      The income tax provision is calculated under the liability method. Subsequent to the Acquisition, income taxes are presented net of reinsurance. Deferred tax assets and liabilities are recorded based on the difference between the financial statement and tax bases of assets and liabilities at the enacted tax rates. Deferred income taxes arise primarily from unrealized capital gains and losses on fixed income securities carried at fair value and differences in the tax bases of investments. In 1998, deferred income taxes also arose from deferred gains on reinsurance.

SEPARATE ACCOUNTS

      The Company issued deferred variable annuity and variable life contracts, the assets and liabilities of which are legally segregated and recorded as assets and liabilities of the Separate Accounts. The contractholders bear the investment risk that the Separate Accounts' funds may not meet their stated investment objectives.

      The assets of the Separate Accounts are carried at fair value. Separate Accounts liabilities represent the contractholders' claims to the related assets and are carried at the fair value of the assets. Investment income and realized capital gains and losses of the Separate Accounts accrue directly to the contractholders and therefore, are not included in the Company's statements of operations and comprehensive income. As described earlier, revenues to the Company from the Separate Accounts are recorded as contract charges.

RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS

      The reserve for life-contingent contract benefits, which relates to traditional life insurance, is computed on the basis of assumptions as to mortality, future investment yields, terminations and expenses at the time the policy is issued. These assumptions are applied using the net level premium method and include provisions for adverse deviation and generally vary by such characteristics as type of coverage, year of issue and policy duration. Detailed reserve assumptions and reserve interest rates are outlined in Note 7.

                    CHARTER NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

CONTRACTHOLDER FUNDS

     Contractholder funds arise from the issuance of interest-sensitive life and certain investment contracts. Deposits received are recorded as interest-bearing liabilities. Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Detailed information on crediting rates and surrender and withdrawal protection on contractholder funds are outlined in Note
7. The Company no longer is issuing variable annuity products through marketing channels but is accepting additional premiums on existing policies.

USE OF ESTIMATES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

4.    RELATED PARTY TRANSACTIONS

REINSURANCE

      The Company has reinsurance agreements whereby variable annuity and variable life contract charges and traditional life premiums, policy benefits and certain expenses are ceded to ALIC and reflected net of such reinsurance in the statements of operations and comprehensive income. Reinsurance recoverable and the related reserve for life-contingent contract benefits and contractholder funds are reported separately in the statements of financial position. The Company continues to have primary liability as the direct insurer for risks reinsured. (See Note 8)

      Investment income earned on the assets which support the reserve for life-contingent contract benefits and contractholder funds are not included in the Company's financial statements as those assets are owned and managed under terms of the reinsurance agreements. Refer to Note 8 for more information.

BUSINESS OPERATIONS

      ALIC began providing certain services to the Company in November 1998. Subsequent to the Acquisition, the Company expanded its use of services and began to utilize business facilities leased and operated by ALIC in conducting its business activities. The Company reimburses ALIC for the operating expenses incurred on behalf of the Company. The Company is charged for the cost of these operating expenses based on the level of services provided. Operating expenses, including compensation and retirement and other benefit programs, allocated to the Company were $69 for the period ended December 31, 2000 and $189 for the period of July 1, 1999 through December 31, 1999. Of these costs, the Company retains investment related expenses. All other costs are ceded to ALIC under reinsurance agreements.

      Prior to the Acquisition, the Company incurred expenses for various management services and operating expenses on its behalf by Leucadia and other affiliated companies. In a similar manner, the Company was reimbursed for salaries and other expenses incurred for the benefit of Leucadia and other affiliates. The Company also had general service and expense reimbursement agreements with Leucadia and other affiliates. Under the terms of the agreements, Leucadia and other affiliates would provide certain services for the benefit of the Company. These services included general legal advice and services, accounting services and strategic planning and investigation of proposed business transactions. Expenses incurred by the Company for these services were $360 and $6.4 million for the period of January 1, 1999 through June 30, 1999 and for the year ended December 31, 1998, respectively. On the acquisition date, all service agreements with Leucadia and affiliates were terminated.

      The Company had agreements with CNL, Inc., ("CNL"), a broker-dealer, for the underwriting and distribution of its variable annuity and variable life products. On September 2, 1998, Leucadia sold CNL to ALIC. On March 31, 2000, the agreements between the Company and CNL were terminated. Effective April 1, 2000, underwriting and distribution activities are performed by an affiliate. Commissions and expenses incurred related to CNL were approximately $22, $29 and $176 for the period of January 1, 2000 through March 31, 2000 and the period of July 1, 1999 through December 31, 1999 and the period of January 1, 1998 through September 2, 1998, respectively.

                    CHARTER NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

DIVIDEND OF EQUITY IN AFFILIATE
      On September 1, 1999, the Company dividended its 2% equity ownership interest in Intramerica to ALIC. The Company's basis in its equity investment was $375, which was equivalent to its market value at the date of the Acquisition.

INSTALLMENT LOANS
      The Company purchased installment loans from American Investment Bank, a former affiliate, and paid related service fees of approximately $46 in 1998. There were no installment loans outstanding at December 31, 2000, 1999 or 1998.

5.    INVESTMENTS

FAIR VALUES
      The amortized cost, gross unrealized gains and losses, and fair value for fixed income securities are as follows:

                                                                         GROSS UNREALIZED
                                                    AMORTIZED            ----------------             FAIR
                                                      COST            GAINS          LOSSES           VALUE
                                                     --------        --------       --------        --------
AT DECEMBER 31, 2000
U.S. government and agencies                          $ 8,348        $    626       $    (41)       $  8,933
Municipal                                                 405              23              -             428
Corporate                                               5,492             153              -           5,645
Mortgage-backed securities                              7,548             170              -           7,718
                                                     --------        --------       --------        --------
     Total fixed income securities                   $ 21,793        $    972       $    (41)       $ 22,724
                                                     ========        ========       ========        ========


AT DECEMBER 31, 1999
U.S. government and agencies                         $ 14,072        $    223       $    (81)       $ 14,214
Corporate                                               3,247               -            (61)          3,186
Mortgage-backed securities                              1,160               -            (31)          1,129
                                                     --------        --------       --------        --------
     Total fixed income securities                   $ 18,479        $    223       $   (173)       $ 18,529
                                                     ========        ========       ========        ========


SCHEDULED MATURITIES
      The scheduled maturities for fixed income securities are as follows at December 31, 2000:

                                                                                AMORTIZED              FAIR
                                                                                  COST                VALUE
                                                                                ---------           --------
Due in one year or less                                                             3,343              3,303
Due after one year through five years                                               5,636              5,727
Due after five years through ten years                                              1,885              1,968
Due after ten years                                                                 3,381              4,008
                                                                                ---------           --------
                                                                                   14,245             15,006
Mortgage-backed securities                                                          7,548              7,718
                                                                                ---------           --------
      Total                                                                     $  21,793           $ 22,724
                                                                                =========           ========

      Actual maturities may differ from those scheduled as a result of prepayments by the issuers.

                    CHARTER NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)



NET INVESTMENT INCOME

                                                                           PERIOD FROM
                                                        PERIOD FROM         JANUARY 1,
                                    YEAR ENDED         JULY 1, 1999            1999                 YEAR ENDED
                                    DECEMBER 31,          THROUGH            THROUGH               DECEMBER 31,
                                      2000           DECEMBER 31, 1999     JUNE 30, 1999               1998
                                      ----           -----------------     -------------               ----
Fixed income securities             $   1,215            $      299          $    1,334              $  10,028
Short-term                                390                    33                  13                  4,777
Other (1)                                   -                     -                   -                  9,246
                                    ---------            ----------          ----------              ---------
     Investment income, before
       expense                          1,605                   332               1,347                 24,051
     Investment expense                    24                     -                   -                      -
                                    ---------            ----------          ----------              ---------
     Net investment income          $   1,581            $      332          $    1,347              $  24,051
                                    =========            ==========          ==========              =========

(1) Includes dividends on the 10% cumulative preferred stock of Leucadia Financial Corporation, a former affiliate, of $4.0 million for the year ended December 31, 1998.

REALIZED CAPITAL GAINS AND LOSSES, AFTER TAX
                                                                           PERIOD FROM
                                                        PERIOD FROM         JANUARY 1,
                                     YEAR ENDED        JULY 1, 1999             1999             YEAR ENDED
                                    DECEMBER 31,          THROUGH             THROUGH           DECEMBER 31,
                                       2000         DECEMBER 31, 1999      JUNE 30, 1999            1998
                                       ----         -----------------      -------------            ----
Fixed income securities               $   46             $  (379)            $  (573)                $  421
Equity securities                          -                   -                   -                    (10)
Other                                      -                   -                  (1)                     -
                                      ------             -------             -------                 ------
    Realized capital gains and
      losses                              46                (379)               (574)                   411
    Income taxes                         (16)                133                 201                   (144)
                                      ------             -------             -------                 ------
    Realized capital gains and
      losses, after-tax               $   30             $  (246)            $  (373)                $  267
                                      ======             =======             =======                 ======

      Excluding calls and prepayments, gross gains of $68, $57 and $1.5 million were realized on sales of fixed income securities during the year ended December 31, 2000 , the period of January 1, 1999 through June 30, 1999 and the year ended December 31, 1998, respectively. There were no gross gains, excluding calls and prepayments, realized on the sales of fixed income securities during the period of July 1, 1999 through December 31, 1999. Gross losses, excluding calls and prepayments, of $22, $379, $630 and $1.0 million were realized on the sales of fixed income securities during the year ended December 31, 2000, the period of July 1, 1999 through December 31, 1999, the period of January 1, 1999 through June 30, 1999, and the year ended December 31, 1998.

UNREALIZED NET CAPITAL GAINS

                    CHARTER NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

      Unrealized net capital gains on fixed income securities included in shareholder's equity at December 31, 2000 are as follows:

                                                                                   GROSS UNREALIZED
                                                                                 ----------------------         UNREALIZED
                                         AMORTIZED COST      FAIR VALUE          GAINS           LOSSES         NET GAINS
                                         --------------      ----------          -----           ------         ---------
  Fixed income securities                    $21,793          $ 22,724           $ 972           $ (41)           $  931
                                             =======          ========           =====           =====              (326)
  Deferred income taxes                                                                                         ------
  Unrealized net capital gains                                                                                       605
                                                                                                                  ======

CHANGE IN UNREALIZED NET CAPITAL GAINS

                                                                 PERIOD FROM             PERIOD FROM
                                          YEAR ENDED             JULY 1, 1999          JANUARY 1, 1999          YEAR ENDED
                                         DECEMBER 31,              THROUGH                 THROUGH             DECEMBER 31,
                                             2000             DECEMBER 31, 1999         JUNE 30, 1999              1998
                                             ----             -----------------         -------------              ----
Fixed income securities                    $  881                  $   50                $  (946)                 $  177
Deferred income taxes                        (308)                    (18)                   331                     (62)
                                           ------                  ------                -------                  ------
Increase (decrease) in unrealized
    net capital gains                      $  573                  $   32                $  (615)                 $  115
                                           ======                  ======                =======                  ======

SECURITIES ON DEPOSIT

      At December 31, 2000, fixed income securities with a carrying value of $3.9 million were on deposit with regulatory authorities as required by law.


6.    FINANCIAL INSTRUMENTS

      In the normal course of business, the Company invests in various financial assets and incurs various financial liabilities. The fair value estimates of financial instruments presented on the following page are not necessarily indicative of the amounts the Company might pay or receive in actual market transactions. Potential taxes and other transaction costs have not been considered in estimating fair value. The disclosures that follow do not reflect the fair value of the Company as a whole since a number of the Company's significant assets (including reinsurance recoverables and deferred income taxes) and liabilities (including traditional life and interest-sensitive life insurance reserves) are not considered financial instruments and are not carried at fair value. Other assets and liabilities considered financial instruments, such as accrued investment income and cash are generally of a short-term nature. Their carrying values are deemed to approximate fair value.

FINANCIAL ASSETS

      The carrying value and fair value of financial assets at December 31 are as follows:

                                       2000                           1999
                                       ----                           ----
                              CARRYING        FAIR            CARRYING       FAIR
                                VALUE         VALUE             VALUE        VALUE
                              --------      --------          --------      -------
Fixed income securities       $ 22,724      $ 22,724          $ 18,529     $ 18,529
Short-term                         438           438               975          975
Separate Accounts              540,885       540,885           648,754      648,754

      Fair values for fixed income securities are based on quoted market prices where available. Non-quoted securities are valued based on discounted cash flows using current interest rates for similar securities. Short-term investments are highly liquid investments with maturities of less than one year whose carrying value are deemed to approximate fair value. Separate Accounts assets are carried in the statements of financial position at fair value based on quoted market prices.

                    CHARTER NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

FINANCIAL LIABILITIES
      The carrying value and fair value of financial liabilities at December 31 are as follows:

                                                      2000                           1999
                                                      ----                           ----
                                           CARRYING           FAIR         CARRYING            FAIR
                                            VALUE             VALUE         VALUE              VALUE
                                            -----             -----         -----              -----
Contractholder funds on
     investment contracts                  $ 3,692           $ 3,692       $ 7,593            $ 7,593

Separate Accounts                          540,885           540,885       648,754            648,754

      The fair value of contractholder funds on investment contracts is based on the terms of the underlying contracts. Investment contracts with no stated maturities (single premium and flexible premium deferred annuities) are valued at the account balance less surrender charges. The fair value of immediate annuities and annuities without life contingencies with fixed terms is estimated using discounted cash flow calculations based on interest rates currently offered for contracts with similar terms and durations. Separate Accounts liabilities are carried at the fair value of the underlying assets.

7.    RESERVE FOR LIFE-CONTINGENT CONTRACT BENEFITS AND CONTRACTHOLDER FUNDS

      The Reserve for life-contingent contract benefits consists of reserves for traditional life insurance. The assumptions for mortality generally utilized in calculating reserves include actual Company experience for traditional life. Interest rate assumptions for traditional life insurance vary from 4.0% to 11.3%. Other estimation methods used include the net level premium method using the Company's withdrawal experience rates for traditional life.

      At December 31, Contractholder funds consists of the following:

                                                            2000               1999
                                                            ----               ----

Interest-sensitive life                                    $ 107,240          $ 109,225
Fixed annuities:
     Immediate annuities                                       2,177              7,419
     Deferred annuities                                        1,515              1,908
                                                           ---------          ---------
     Total contractholder funds                            $ 110,932          $ 118,552
                                                           =========          =========

      Contractholder funds are equal to deposits received and interest credited to the benefit of the contractholder less withdrawals, mortality charges and administrative expenses. Interest rates credited range from 4.5% to 6.4% for interest-sensitive life contracts; 3.5% to 7.1% for immediate annuities and 3.8% to 5.0% for deferred annuities. Withdrawal and surrender charge protection includes i) for interest-sensitive life, either a percentage of account balance or dollar amount grading off generally over 20 years; and for ii) deferred annuities, either a declining or a level percentage charge generally over nine years or less.

                    CHARTER NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

8.    REINSURANCE

      The Company has entered into reinsurance transactions with third parties primarily in connection with dispositions of blocks of business. The Company continues to have primary liability as a direct insurer for risks reinsured. The information presented should be read in conjunction with Notes 3 and 4.

      In 1993, the Company reinsured substantially all of its existing block of single premium whole life business ("SPWL"), a type of interest-sensitive life product, with a subsidiary of John Hancock Mutual Life Insurance Company ("John Hancock"). For financial reporting purposes, the Company will continue to reflect the policy liabilities assumed by John Hancock (in contractholder funds), with an offsetting receivable from John Hancock at the same amount (in reinsurance recoverables from non-affiliates), until the Company is relieved of its legal obligation to the SPWL policyholders. At December 31, 2000 and 1999, approximately $101.7 million and $104.4 million, respectively, of the Company's contractholder funds (net of policy loans) is related to ceded SPWL business for which the Company is not relieved of its legal obligation to its policyholders.

      The following amounts were ceded to ALIC and non-affiliate reinsurers under reinsurance agreements. See Note 4 for discussion of reinsurance agreements with ALIC.

      The effects of reinsurance on premiums and contract charges are as follows:

                                                             PERIOD FROM          PERIOD FROM
                                           YEAR ENDED       JULY 1, 1999         JANUARY 1, 1999       YEAR ENDED
                                          DECEMBER 31,         THROUGH               THROUGH          DECEMBER 31,
                                              2000        DECEMBER 31, 1999       JUNE 30, 1999           1998
                                              ----        -----------------       -------------           ----
PREMIUMS AND CONTRACT CHARGES
Direct                                     $     4,735       $     2,419           $     2,690         $    19,778
Ceded
   Affiliate                                    (4,598)           (2,347)               (2,422)             (1,503)
   Non-affiliate                                  (137)              (72)                 (268)            (18,000)
                                           -----------       -----------           -----------         -----------
      Premiums and contract charges,
          net of reinsurance               $         -       $         -           $         -         $       275
                                           ===========       ===========           ===========         ===========


      The effects of reinsurance on credited interest, policy benefits and other expenses are as follows:

                                                               PERIOD FROM          PERIOD FROM
                                            YEAR ENDED        JULY 1, 1999        JANUARY 1, 1999        YEAR ENDED
                                           DECEMBER 31,          THROUGH              THROUGH            DECEMBER 31,
                                               2000         DECEMBER 31, 1999      JUNE 30, 1999            1998
                                               ----         -----------------      -------------            ----
CREDITED INTEREST, POLICY BENEFITS
   AND OTHER EXPENSES
Direct                                      $   5,359          $  3,357                $  7,517           $ 23,635
Assumed                                             -                 -                      -                (699)
Ceded
   Affiliate                                   (5,438)             (410)                   (502)            (1,514)
   Non-affiliate                                   79            (2,947)                 (7,015)           (22,068)
                                            ---------          --------               ---------           --------
        Credited interest, policy
           benefits and other
           expenses, net of reinsurance     $       -          $      -               $       -           $   (646)
                                            =========          ========               =========           ========

                    CHARTER NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                 ($ IN THOUSANDS)

9.    COMMITMENTS AND CONTINGENT LIABILITIES

LEASES

      The Company leased certain office facilities and equipment. Total net rent expense for all leases was $14 and $21 for the period of January 1, 1999 through June 30, 1999 and for the year ended December 31, 1998.

REGULATION AND LEGAL PROCEEDINGS

      The Company's business is subject to the effects of a changing social, economic and regulatory environment. Public and regulatory initiatives have varied and have included employee benefit regulations, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance rates and benefits. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

      From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. In the opinion of management, the ultimate liability, if any, arising from such pending or threatened litigation is not expected to have a material effect on the results of operations, liquidity or financial position of the Company.

GUARANTY FUNDS

      Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. The Company's expenses related to these funds have been immaterial. Subsequent to the Acquisition, these expenses are ceded to ALIC under reinsurance agreements.

10.   INCOME TAXES

      Prior to the Acquisition, the Company filed a consolidated tax return with Leucadia. The Company paid to or received from Leucadia the amount, if any, by which the consolidated income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. Effectively, this resulted in the Company's annual income tax provision being computed as if the Company filed a separate return.

      Subsequent to the Acquisition, the Company will file a separate tax return until it can be consolidated with the Corporation.

      The Internal Revenue Service ("IRS") has completed its review of Leucadia's federal income tax return through the 1995 tax year. Any adjustments that may result from the IRS examinations of tax returns are not expected to have a material impact on the financial position, liquidity or results of operations of the Company.

      The components of the deferred income tax assets and liabilities at December 31, are as follows:

                                                           2000         1999
                                                          ------       ------
DEFERRED ASSETS
Differences in the tax bases of investments               $   48       $   32
                                                          ------       ------
      Total deferred assets                                   48           32

DEFERRED LIABILITIES
Unrealized net capital gains                                (326)         (18)
                                                          ------       ------
      Total deferred liabilities                            (326)         (18)
                                                          ------       ------
      Net deferred (liability) asset                      $ (278)        $ 14
                                                          ======       ======

      Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized based on the assumptions that certain levels of income will be achieved.

                    CHARTER NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                 ($ IN THOUSANDS)

      The components of income tax expense (benefit) are as follows:

                                                    PERIOD FROM           PERIOD FROM
                              YEAR ENDED           JULY 1, 1999         JANUARY 1, 1999       YEAR ENDED
                             DECEMBER 31,             THROUGH               THROUGH          DECEMBER 31,
                                 2000            DECEMBER 31, 1999       JUNE 30, 1999           1998
                                 ----            -----------------       -------------           ----
  Current                        $ 585                 $  11              $ (209)              $ 18,126
  Deferred                         (16)                  (31)                344                 (9,331)
                                ------                ------              ------               --------
       Total income tax
       expense (benefit)        $  569                $  (20)             $  135               $  8,795
                                ======                ======              ======               ========


      The Company paid income taxes of $391, $24 and $18.8 million for the year ended December 31, 2000, the period of July 1, 1999 through December 31, 1999, and for the year ended December 31, 1998, respectively. The Company received a refund of $316 during the period of January 1, 1999 through June 30, 1999.

      A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations is as follows:


                                                            PERIOD FROM           PERIOD FROM
                                       YEAR ENDED          JULY 1, 1999         JANUARY 1, 1999         YEAR ENDED
                                      DECEMBER 31,            THROUGH               THROUGH            DECEMBER 31,
                                          2000           DECEMBER 31, 1999       JUNE 30, 1999             1998
                                          ----           -----------------       -------------             ----
  Statutory federal income tax rate       35.0%                   35.0%              35.0%                  35.0%
  Dividends received deduction               -                       -                  -                   (7.4)
  Tax on distribution from
       policyholder's surplus                -                       -                  -                   28.6
  Benefits applicable to prior year          -                       -                  -                  (10.4)
  Non-deductible expenses                    -                     (1.1)                -                      -
  Other                                      -                       -                (.5)                    .8
                                        ------                  ------             ------                 ------
  Effective income tax rate               35.0%                   33.9%              34.5%                  46.6%
                                        ======                  ======             ======                 ======


11.   STATUTORY FINANCIAL INFORMATION

      The Company's statutory capital and surplus was $22.2 million and $22.9 million at December 31, 2000 and 1999, respectively. The Company's statutory net income was $1.4 million, $419 and $28.9 million for the year ended December 31, 2000, the period of July 1, 1999 through December 31, 1999, and the year ended December 31, 1998, respectively. The Company's statutory net loss for the period of January 1, 1999 through June 30, 1999 was $44.

PERMITTED STATUTORY ACCOUNTING PRACTICES

      The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Illinois Department of Insurance. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The Company does not follow any permitted statutory accounting practices that have a significant impact on statutory surplus or statutory net income.

      The state of Illinois has approved a January 1, 2001 implementation date for the NAIC's newly developed statutory accounting principles ("codification"). The Company currently estimates that there will be no material impact to statutory surplus. The NAIC has installed a formal maintenance process to develop and propose new

                     CHARTER NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

guidance as well as on-going clarification and interpretation of issues. The impact of any future changes will be recorded as they are approved by the NAIC.

DIVIDENDS

      The ability of the Company to pay dividends is dependent on business conditions, income, cash requirements of the Company and other relevant factors. The payment of shareholder dividends by the Company without the prior approval of the state insurance regulator is limited to formula amounts based on net income and capital and surplus, determined in accordance with statutory accounting practices, as well as the timing and amount of dividends paid in the preceding twelve months. The maximum amount of dividends that the Company can distribute during 2001 without prior approval of the Illinois Department of Insurance is $2.2 million.

RISK-BASED CAPITAL

      The NAIC has a standard for assessing the solvency of insurance companies, which is referred to as risk-based capital ("RBC"). The standard is based on a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance, business, asset and interest rate risks. At December 31, 2000, RBC for the Company was significantly above a level that would require regulatory action.


12.   BENEFIT PLANS

      In 1997 and prior, the Company participated in a non-contributory benefit pension plan sponsored by LUK-CPG, a former subsidiary. Prior to December 30, 1998, the Company transferred its remaining employees to Leucadia and as such, all vested retirement benefits were assumed by LUK-CPG as part of the assets and liabilities dividended to Leucadia on December 30, 1998. The Company had no pension or postretirement benefit obligations as of December 31, 1998.

      In prior years, the Company's participation in the non-contributory defined benefit pension plan covered substantially all employees of its continuing operations. Benefits were generally based on years of service and employees' compensation during the last years of employment. LUK-CPG's policy was to fund the pension cost calculated under the unit credit funding method provided that this amount is at least equal to the Employee Retirement Income Security Act minimum funding requirements and was not greater than the maximum tax deductible amount for the year.

      Pension expense charged to continuing operations was approximately $387 for the year ended December 31, 1998 which included the following components:

                                                                   1998
                                                                  ------
        Service cost                                             $   411
        Interest cost                                              2,606
        Expected return on plan assets                            (2,651)
        Amortization of prior service cost                            13
        Recognized actuarial loss                                      8
                                                                 -------
              Net pension expense                                $   387
                                                                 =======

      The Company participated in certain deferred compensation (401(k)) and defined contribution plans. Expenses related to the defined contribution retirement and 401(k) plans were approximately $9 for the year ended December 31, 1998.

      The Company provided health care and other benefits to certain eligible retired employees. The plans (most of which require employee contributions) were unfunded. SFAS No. 106 and SFAS No. 112 require companies to accrue the cost of providing certain postretirement and postemployment benefits during the employees' period of service. There were no periodic postretirement benefit for the years ended December 31, 1999 and 1998.

                    CHARTER NATIONAL LIFE INSURANCE COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                ($ IN THOUSANDS)

13.   OTHER COMPREHENSIVE INCOME

      The components of other comprehensive income on a pretax and after-tax basis are as follows:


                                                                          PERIOD FROM
                                         YEAR ENDED                   JULY 1, 1999 THROUGH
                                      DECEMBER 31, 2000                 DECEMBER 31, 1999
                                -----------------------------     ----------------------------
                                                       After-                           After-
                                Pretax       Tax        Tax       Pretax      Tax        Tax
                                ------     -------     ------     ------    -------     ------
UNREALIZED CAPITAL GAINS
 AND LOSSES:
Unrealized holding gains
   (losses)arising during
   the period                   $  927     $  (324)    $  603     $ (329)   $   115     $ (214)
Less: reclassification
   adjustments                      46         (16)        30       (379)       133       (246)
                                ------     -------     ------     ------    -------     ------
Unrealized net capital
   gains (losses)                  881        (308)       573         50        (18)        32
                                ------     -------     ------     ------    -------     ------
 Other comprehensive
   income (loss)                $  881     $  (308)      $573     $   50    $   (18)    $   32
                                ======     =======     ======     ======    =======     ======


                                         PERIOD FROM
                                   JANUARY 1, 1999 THROUGH                YEAR ENDED
                                        JUNE 30, 1999                  DECEMBER 31, 1998
                               -------------------------------- --------------------------------
                                                      After-                            After-
                                 Pretax      Tax       Tax       Pretax       Tax        Tax
                               -------     -------    -------    -------     -------    -------
UNREALIZED CAPITAL GAINS
 AND LOSSES:
Unrealized holding (losses)
   gains arising during the
   period                      $ (1,520)   $   532    $  (988)   $   342    $   (120)   $   222
Less:  reclassification
   adjustments                    (574)        201       (373)       165         (58)       107
                               -------     -------    -------    -------     -------    -------
Unrealized net capital
   (losses) gains                 (946)        331       (615)       177         (62)       115
                               -------     -------    -------    -------     -------    -------
Other comprehensive
   (loss) income               $  (946)    $   331    $  (615)   $   177     $   (62)   $   115
                               =======     =======    =======    =======     =======    =======

                     CHARTER NATIONAL LIFE INSURANCE COMPANY
                            SCHEDULE IV - REINSURANCE
                                ($ IN THOUSANDS)

                                                          GROSS                                       NET
YEAR ENDED DECEMBER 31, 2000                             AMOUNT                CEDED                AMOUNT
----------------------------                        -------------         ------------         -------------
Life insurance in force                             $      97,779         $      97,779        $           -
                                                    =============         =============        =============

Premiums and contract charges:
      Life and annuities                            $       4,735         $       4,735        $           -
                                                    =============         =============        =============


PERIOD FROM JULY 1, 1999 THROUGH
---------------------------------                         GROSS                                       NET
DECEMBER 31, 1999                                        AMOUNT                CEDED                AMOUNT
-----------------                                   -------------         -------------        -------------
Life insurance in force                             $     106,706         $     106,706        $           -
                                                    =============         =============        =============

Premiums and contract charges:
      Life and annuities                            $       2,419         $       2,419        $           -
                                                    =============         =============        =============


PERIOD FROM JANUARY 1, 1999 THROUGH
------------------------------------                      GROSS                                       NET
JUNE 30, 1999                                            AMOUNT                CEDED                AMOUNT
-------------                                       -------------         -------------        -------------
Life insurance in force                             $     109,009         $     109,009        $           -
                                                    =============         =============        =============

Premiums and contract charges:
      Life and annuities                            $       2,690         $       2,690        $           -
                                                    =============         =============        =============


                                                          GROSS                                       NET
YEAR ENDED DECEMBER 31, 1998                             AMOUNT                CEDED                AMOUNT
----------------------------                        -------------         -------------        -------------
Life insurance in force                             $     115,146         $     115,146        $           -
                                                    =============         =============        =============

Premiums and contract charges:
      Life and annuities                            $      19,778         $      19,503        $         275
                                                    =============         =============        =============

                     CHARTER NATIONAL LIFE INSURANCE COMPANY
                 SCHEDULE V - VALUATION AND QUALIFYING ACCOUNTS
                                ($ IN THOUSANDS)


                                                         BALANCE AT       CHARGED TO                         BALANCE AT
                                                         BEGINNING         COSTS AND                           END OF
                                                         OF PERIOD         EXPENSES         DEDUCTIONS         PERIOD
                                                         ----------       ----------        ----------         ------
YEAR ENDED DECEMBER 31, 2000

Allowance for doubtful receivable accounts               $       -         $       -        $       -         $       -
                                                         =========         =========        =========         =========

PERIOD FROM JULY 1, 1999 THROUGH DECEMBER 31, 1999

Allowance for doubtful receivable accounts               $       -         $       -        $       -         $       -
                                                         =========         =========        =========         =========

PERIOD FROM JANUARY 1, 1999 THROUGH
JUNE 30, 1999

Allowance for doubtful receivable accounts               $       -         $       -        $       -         $       -
                                                         =========         =========        =========         =========

YEAR ENDED DECEMBER 31, 1998

Allowance for doubtful receivable accounts               $      75         $      17        $      92         $       -
                                                         =========         =========        =========         =========

CHARTER NATIONAL
VARIABLE ANNUITY
ACCOUNT


FINANCIAL STATEMENTS AS OF DECEMBER 31, 2000 AND FOR THE PERIODS ENDED DECEMBER 31, 2000 AND DECEMBER 31, 1999, AND INDEPENDENT AUDITORS' REPORTS

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholder of Charter National Life Insurance Company:

We have audited the accompanying statement of net assets of Charter National Variable Annuity Account (the "Account") as of December 31, 2000 (including the assets of each of the individual sub-accounts which comprise the Account as disclosed in Note 1), the related statements of operations for the period then ended and the statements of changes in net assets for each of the periods in the two year period then ended for each of the individual sub-accounts which comprise the Account. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the Account's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Charter National Variable Annuity Account as of December 31, 2000 (including the assets of each of the individual sub-accounts which comprise the Account), the results of operations for the period then ended for each of the individual sub-accounts and the changes in their net assets for each of the periods in the two year period then ended in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP

Chicago, Illinois
March 16, 2001

CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Allocation to Sub-Accounts investing in the Scudder Variable Life Investment Fund:
     Balanced, 4,739,100 shares (cost $58,452,356)                                                                 $   63,456,440
     Bond, 2,846,946 shares (cost $19,206,323)                                                                         19,330,733
     Capital Growth, 7,231,814 shares (cost $165,838,224)                                                             166,837,664
     Global Discovery, 2,681,309 shares (cost $32,285,829)                                                             31,505,334
     Growth and Income, 6,064,495 shares (cost $61,774,699)                                                            62,949,362
     International, 5,524,131 shares (cost $86,556,721)                                                                78,773,980
     Large Company Growth, 1,098,656 shares (cost $9,002,854)                                                           7,273,094
     Money Market, 69,142,357 shares (cost $69,142,357)                                                                69,142,357
     21st Century Growth (a), 1,568,989 shares (cost $15,978,759)                                                      12,708,787
                                                                                                                   --------------
      Total Assets                                                                                                 $  511,977,751
                                                                                                                   ==============


(a) Prior to May 1, 2000, the 21st Century Growth Sub-Account was named the Small Company Growth Sub-Account.


See notes to financial statements.

CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------

                                                                       Scudder Variable Life Investment Fund Sub-Accounts
                                                            -----------------------------------------------------------------------

                                                                                             Capital        Global         Growth
                                                               Balanced        Bond          Growth        Discovery     and Income
                                                            -------------  ------------- --------------  ------------- ------------
NET INVESTMENT INCOME
Dividends                                                   $ 10,299,373   $   958,721   $  23,275,305   $  2,211,995  $ 2,265,786
Charges from Charter National Life Insurance Company:
    Mortality and expense risk                                  (273,188)      (73,717)       (768,608)      (145,060)    (276,056)
    Contract administration                                     (202,321)      (53,815)       (568,944)      (108,741)    (206,938)
                                                            ------------   -----------   -------------   ------------  -----------

       Net investment income                                   9,823,864       831,189      21,937,753      1,958,194    1,782,792
                                                            ------------   -----------   -------------   ------------  -----------
NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
    Proceeds from sales                                       11,845,466     7,267,646      89,846,685     49,345,005   32,077,380
    Cost of investments sold                                   9,775,718     7,612,108      76,140,146     42,936,111   30,249,552
                                                            ------------   -----------   -------------   ------------  -----------

       Net realized gains (losses)                             2,069,748      (344,462)     13,706,539      6,408,894    1,827,828

Change in unrealized gains (losses)                          (13,774,888)    1,142,573     (55,703,167)   (11,029,256)  (5,862,364)
                                                            ------------   -----------   -------------   ------------  -----------
       Net realized and unrealized gains
          (losses) on investments                            (11,705,140)      798,111     (41,996,628)    (4,620,362)  (4,034,536)
                                                            ------------   -----------   -------------   ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                             $ (1,881,276)  $ 1,629,300   $ (20,058,875)  $ (2,662,168) $(2,251,744)
                                                            ============   ===========   =============   ============  ===========







See notes to financial statements.

CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------------------------------------------------

                                                                   Scudder Variable Life Investment Fund Sub-Accounts
                                                            --------------------------------------------------------------

                                                                             Large Company       Money        21st Century
                                                             International       Growth          Market        Growth (a)
                                                            --------------   --------------   -------------   -------------
NET INVESTMENT INCOME
Dividends                                                   $  10,904,349    $     123,692    $  4,117,381    $    171,660
Charges from Charter National Life Insurance Company:
    Mortality and expense risk                                   (392,991)         (31,555)       (273,803)        (65,939)
    Contract administration                                      (293,161)         (23,654)       (204,136)        (49,430)
                                                            -------------    -------------    ------------    ------------

       Net investment income                                   10,218,197           68,483       3,639,442          56,291
                                                            -------------    -------------    ------------    ------------

NET REALIZED AND UNREALIZED GAINS
    (LOSSES) ON INVESTMENTS
Realized gains (losses) from sales of investments:
    Proceeds from sales                                       157,357,029       14,023,134     245,253,708      24,141,924
    Cost of investments sold                                  152,339,771       14,152,538     245,253,708      23,999,745
                                                            -------------    -------------    ------------    ------------

       Net realized gains (losses)                              5,017,258         (129,404)              -         142,179

Change in unrealized gains (losses)                           (39,469,939)      (2,408,538)              -      (6,058,929)
                                                            -------------    -------------    ------------    ------------
       Net realized and unrealized gains
           (losses) on investments                            (34,452,681)      (2,537,942)              -      (5,916,750)
                                                            -------------    -------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS                                             $ (24,234,484)   $  (2,469,459)   $  3,639,442    $ (5,860,459)
                                                            =============    =============    ============    ============






(a) Prior to May 1, 2000, the 21st Century Growth Sub-Account was named the Small Company Growth Sub-Account.





See notes to financial statements.

CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Scudder Variable Life Investment Fund Sub-Accounts
                                       --------------------------------------------------------------------------------------------

                                               Balanced                            Bond                      Capital Growth
                                       ------------------------------   ----------------------------  -----------------------------

                                          2000            1999              2000            1999           2000           1999
                                       -------------- ---------------   ------------- --------------  -------------  --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)           $  9,823,864   $   5,717,521     $   831,189  $   1,094,452    $ 21,937,753    $ 16,152,077
Net realized gains (losses)               2,069,748       3,049,810        (344,462)      (212,316)     13,706,539      14,916,374
Change in unrealized gains (losses)     (13,774,888)        838,136       1,142,573     (1,410,555)    (55,703,167)     21,784,453
                                       ------------   -------------     -----------  -------------    ------------    ------------

Increase (decrease) in net assets
   from operations                       (1,881,276)      9,605,467       1,629,300       (528,419)    (20,058,875)     52,852,904
                                       ------------   -------------     -----------  -------------    ------------    ------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                    954,194       1,972,612         361,252        698,048       2,577,596      3,209,888
Benefit payments                           (999,451)         29,364        (148,549)      (129,326)     (2,026,278)      (401,972)
Payments on termination                  (4,866,702)     (6,134,795)     (1,954,137)    (2,935,210)    (14,424,238)   (13,920,150)
Records maintenance charge                     (128)           (244)            (19)           (53)            (97)          (297)
Transfers among the sub-accounts
    and with the Fixed Account - net     (3,706,238)     (1,478,989)     (1,288,854)    (3,551,812)       (806,103)    (5,890,755)
                                       ------------   -------------     -----------  -------------    ------------    -----------

Increase (decrease) in net assets
    from capital transactions            (8,618,325)     (5,612,052)     (3,030,307)    (5,918,353)    (14,679,120)   (17,003,286)
                                       ------------   -------------     -----------  -------------    ------------    -----------

INCREASE (DECREASE) IN NET ASSETS       (10,499,601)      3,993,415      (1,401,007)    (6,446,772)    (34,737,995)    35,849,618

NET ASSETS AT BEGINNING OF PERIOD        73,956,041      69,962,626      20,731,740     27,178,512     201,575,659    165,726,041
                                       ------------   -------------     -----------  -------------    ------------    -----------

NET ASSETS AT END OF PERIOD            $ 63,456,440   $  73,956,041     $19,330,733  $  20,731,740    $166,837,664    $201,575,659
                                       ============   =============     ===========  =============    ============    ============






See notes to financial statements.

CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                           Scudder Variable Life Investment Fund Sub-Accounts
                                         -------------------------------------------------------------------------------------------

                                                 Global Discovery              Growth and Income                 International
                                         ------------------------------   ----------------------------   ---------------------------

                                             2000           1999              2000          1999            2000          1999
                                         -------------- ---------------   ------------- --------------   ------------ --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)             $  1,958,194    $     59,179     $  1,782,792   $  7,654,440   $ 10,218,197  $  7,527,839
Net realized gains (losses)                 6,408,894       2,733,824        1,827,828      4,454,299      5,017,258     9,492,967
Change in unrealized gains (losses)       (11,029,256)      8,051,257       (5,862,364)    (7,772,144)   (39,469,939)   24,871,262
                                         ------------    ------------     ------------   ------------   ------------  ------------

Increase (decrease) in net assets
   from operations                         (2,662,168)     10,844,260       (2,251,744)     4,336,595    (24,234,484)   41,892,068
                                         ------------    ------------     ------------   ------------   ------------  ------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                    1,088,943         694,461        1,236,044      2,303,321      1,352,995     1,387,979
Benefit payments                              (76,806)        (20,563)        (582,742)      (315,310)    (1,267,995)      (99,123)
Payments on termination                    (3,765,439)     (1,647,886)      (6,912,380)   (12,348,894)    (6,848,608)   (5,996,186)
Records maintenance charge                          -               -                -              -            (82)         (103)
Transfers among the sub-accounts
   and with the Fixed Account - net         5,005,120       5,012,006      (13,046,590)   (19,288,241)   (11,913,352)      632,143
                                         ------------    ------------     ------------   ------------   ------------  ------------

Increase (decrease) in net assets
   from capital transactions                2,251,818       4,038,018      (19,305,668)   (29,649,124)   (18,677,042)   (4,075,290)
                                         ------------    ------------     ------------   ------------   ------------  ------------

INCREASE (DECREASE) IN NET ASSETS            (410,350)     14,882,278      (21,557,412)   (25,312,529)   (42,911,526)   37,816,778

NET ASSETS AT BEGINNING OF PERIOD          31,915,684      17,033,406       84,506,774    109,819,303    121,685,506    83,868,728
                                         ------------    ------------     ------------   ------------   ------------  ------------

NET ASSETS AT END OF PERIOD              $ 31,505,334    $ 31,915,684     $ 62,949,362   $ 84,506,774   $ 78,773,980  $121,685,506
                                         ============    ============     ============   ============   ============  ============





See notes to financial statements.

CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Scudder Variable Life Investment Fund Sub-Accounts
                                         ------------------------------------------------------------------------------------------

                                            Large Company Growth                Money Market            21st Century Growth (a)
                                       -----------------------------   ------------------------------   ---------------------------

                                            2000           1999 (b)         2000            1999           2000          1999 (b)
                                       --------------  -------------   -------------   --------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)            $     68,483   $    (11,791)   $  3,639,442    $   3,420,223   $     56,291   $    (17,173)
Net realized gains (losses)                 (129,404)        84,088               -                -        142,179        322,113
Change in unrealized gains (losses)       (2,408,538)       678,778               -                -     (6,058,929)     2,788,958
                                        ------------   ------------    ------------    -------------   ------------   ------------

Increase (decrease) in net assets
   from operations                        (2,469,459)       751,075       3,639,442        3,420,223     (5,860,459)     3,093,898
                                        ------------   ------------    ------------    -------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS
FROM CAPITAL TRANSACTIONS
Deposits                                     210,468        103,650       1,995,375        4,271,893        477,098        237,518
Benefit payments                             (21,741)             -      (1,105,724)        (677,385)       (26,708)             -
Payments on termination                   (1,532,971)      (153,698)    (11,249,808)     (12,050,691)    (1,898,302)      (177,273)
Records maintenance charge                         -              -             (89)            (353)            -              -
Transfers among the sub-accounts
   and with the Fixed Account - net        6,831,658      3,554,112      11,513,945        8,765,609      8,301,456      8,561,559
                                        ------------   ------------    ------------    -------------   ------------   ------------

Increase (decrease) in net assets
   from capital transactions               5,487,414      3,504,064       1,153,699          309,073      6,853,544      8,621,804
                                        ------------   ------------    ------------    -------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS          3,017,955      4,255,139       4,793,141        3,729,296        993,085     11,715,702

NET ASSETS AT BEGINNING OF PERIOD          4,255,139              -      64,349,216       60,619,920     11,715,702              -
                                        ------------   ------------    ------------    -------------   ------------   ------------

NET ASSETS AT END OF PERIOD             $  7,273,094   $  4,255,139     $69,142,357    $  64,349,216   $ 12,708,787   $ 11,715,702
                                        ============   ============    ============    =============   ============   ============









(a) Prior to May 1, 2000, the 21st Century Growth Sub-Account was named the Small Company Growth Sub-Account.

(b) For the Period Beginning May 3, 1999 and Ended December 31, 1999.




See notes to financial statements.

CHARTER NATIONAL VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.   ORGANIZATION

     Charter National Variable Annuity Account (the "Account"), a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, is a Separate Account of Charter National Life Insurance Company ("Charter National"). The assets of the Account are legally segregated from those of Charter National. On July 1, 1999, Charter National became a wholly owned subsidiary of Allstate Life Insurance Company, which is wholly owned by Allstate Insurance Company, a wholly owned subsidiary of The Allstate Corporation. Prior to July 1, 1999, Charter National was a wholly owned subsidiary of Leucadia National Corporation.

     Charter National issued the Scudder Horizon Plan variable annuity contract and the Helmsman variable annuity contract (collectively the "Contracts"), the deposits of which are invested at the direction of the contractholders in the sub-accounts that comprise the Account. The Account accepts additional deposits from existing contractholders, but is closed to new customers. Absent any contract provisions wherein Charter National contractually guarantees either a minimum return or account value upon death or annuitization, variable annuity contractholders bear the investment risk that the sub-accounts may not meet their stated investment objectives. The sub-accounts invest in the following underlying mutual fund portfolios of the Scudder Variable Life Investment Fund, Inc. (collectively the "Funds"):

          Balanced                       International
          Bond                           Large Company Growth
          Capital Growth                 Money Market
          Global Discovery               21st Century Growth
          Growth and Income

     Charter National provides insurance and administrative services to the contractholders for a fee. Charter National also maintains a fixed account ("Fixed Account"), to which contractholders may direct their deposits and receive a fixed rate of return. Charter National has sole discretion to invest the assets of the Fixed Account, subject to applicable law.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     VALUATION OF INVESTMENTS - Investments consist of shares of the Funds and are stated at fair value based on quoted market prices.

     INVESTMENT INCOME - Investment income consists of dividends declared by the Funds and is recognized on the ex-dividend date.

     REALIZED GAINS AND LOSSES - Realized gains and losses represent the difference between the proceeds from sales of shares of the Funds by the Account and the cost of such shares, which is determined on a weighted average basis. Transactions are recorded on a trade date basis.

     FEDERAL INCOME TAXES - The Account intends to qualify as a segregated asset account as defined in the Internal Revenue Code ("Code"). As such, the operations of the Account are included in the tax return of Charter National. Charter National is taxed as a life insurance company under the Code. No federal income taxes are allocable to the Account as the Account did not generate taxable income.

--------------------------------------------------------------------------------

     USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     OTHER - To conform with the 2000 presentation, certain amounts in the prior year's financial statements and notes have been reclassified.


3.   EXPENSES

     MORTALITY AND EXPENSE RISK CHARGE - Charter National assumes mortality and expense risks related to the operations of the Account and currently deducts charges daily from the Scudder Horizon Plan contract at a rate equal to .40% per annum of the daily net assets of the Account, but reserves the right to increase the charges for these contracts to .70%. For the Helmsman contract, the rate is .90% per annum. The mortality and expense risk charge covers insurance benefits available with the contract and certain expenses of the contract. It also covers the risk that the current charges will not be sufficient in the future to cover the cost of administering the contract.

     CONTRACT ADMINISTRATION CHARGE - Charter National deducts administrative expense charges daily at a rate equal to .30% per annum of the daily net assets of the Account for the Scudder Horizon Plan contract and .40% per annum of the daily net assets of the Account for the Helmsman contract.

     RECORDS MAINTENANCE CHARGE - Charter National deducts an annual maintenance charge of $30 for the Helmsman contract if the accumulated value in a contract is less than $50,000. Charter National is permitted to deduct an annual maintenance charge of $40 for the Scudder Horizon Plan contract but did not do so in 2000 or 1999.

-------------------------------------------------------------------------------

4. UNITS ISSUED AND REDEEMED

   (Units in whole amounts)

                                                                                      Scudder Horizon Plan Contracts
                                                 ----------------------------------------------------------------------------------

                                                                    Unit activity during 2000
                                                                    --------------------------
                                                                                                                    Accumulation
                                                 Units Outstanding    Units          Units      Units Outstanding    Unit Value
                                                 December 31, 1999   Issued         Redeemed    December 31, 2000 December 31, 2000
                                                 -----------------  ---------     ------------  ----------------- -----------------
Investments in Scudder Variable Life Investment
   Fund Sub-Accounts:
     Balanced                                         1,492,679       252,793        (431,058)         1,314,414          $  47.61
     Bond                                               779,612       396,192        (514,534)           661,270             28.45
     Capital Growth                                   2,648,610     1,974,046      (2,171,575)         2,451,081             67.11
     Global Discovery                                 1,143,919     2,939,061      (2,882,373)         1,200,607             26.24
     Growth and Income                                2,816,347     1,251,300      (1,909,669)         2,157,978             29.17
     International                                    1,998,019     3,601,003      (3,934,822)         1,664,200             47.10
     Large Company Growth                               314,336     1,868,493      (1,525,811)           657,018             11.07
     Money Market                                     3,099,978    20,521,791     (20,447,103)         3,174,666             21.72
     21st Century Growth (a)                            666,238     2,591,527      (2,317,641)           940,124             13.52





(a) Prior to May 1, 2000, the 21st Century Growth Sub-Account was named the Small Company Growth Sub-Account.

-------------------------------------------------------------------------------

4. UNITS ISSUED AND REDEEMED (CONTINUED)

   (Units in whole amounts)

                                                                                           Helmsman Contracts
                                                     ------------------------------------------------------------------------------

                                                                    Unit activity during 2000
                                                                    --------------------------
                                                                                                                     Accumulation
                                                 Units Outstanding    Units           Units      Units Outstanding    Unit Value
                                                 December 31, 1999   Issued          Redeemed    December 31, 2000 December 31, 2000
                                                 -----------------  ---------      ------------  ----------------- -----------------
Investments in Scudder Variable Life Investment
   Fund Sub-Accounts:
     Balanced                                              225,695          -           (1,313)          224,382          $   3.90
     Bond                                                  259,738          -          (26,818)          232,920              2.23
     Capital Growth                                        443,646    151,365         (192,789)          402,222              5.82
     International                                         131,439     26,669          (55,869)          102,239              3.75
     Money Market                                          316,852    684,779         (896,393)          105,238              1.70

                                     PART C
                                OTHER INFORMATION

Item 24.       Financial Statements and Exhibits

(a)    Financial Statements

       All required financial statements are included in Part B of this Registration Statement.

(b)    Exhibits

       (1)    Resolutions  of  the  Board  of  Directors  of  Charter
              National Life Insurance Company  authorizing  establishment of the Variable Annuity Account.1/
       (2)    Not Applicable.
       (3)    (a) Form of  Principal  Underwriting  Agreement  between
                   Charter  National Life Insurance  Company on its own behalf and on behalf of Charter National Variable Annuity Account, and CNL, Inc. 1/
              (b) Form of Expense Reimbursement Agreement between Charter
                  National Life Insurance Company and CNL, Inc. 1/
              (c) Marketing  and  Solicitation   Agreement  dated  as  of
                  September 30, 1988 among Scudder Investor Services, Inc., Charter National Life Insurance Company, Charter National Variable Annuity Account, and CNL, Inc. 1/
             (d)  Principal Underwriting Agreement - Schedule A. 1/
             (e) Form of Principal Underwriting Agreement between Charter National Life Insurance Company and Allstate Life Insurance Services, Inc. 4/
        (4)  (a) Form of Contract for the Flexible Premium Variable
                  Deferred Annuity. 1/
             (b) State Variations in Contract Form. 1/
             (c) General Account Endorsement. 1/
             (d) Individual Retirement Provision Contract Rider. 1/
             (e) Change in Ownership and Annuitant Contract Rider. 1/
             (f) Charges Endorsement. 1/
        (5)  (a) Form of Application for the Flexible Premium Variable
                 Deferred Annuity. 1/
             (b) State Variations of Application Form. 1/
        (6)  (a)   Articles of Incorporation of Charter National Life
                   Insurance Company. 1/
             (b) By-Laws of Charter National Life Insurance Company. 1/
             (c) Articles of Reorganization of Charter National Life Insurance
                 Company.4/
             (d) Amended By-Laws of Charter National Life Insurance Company.4/
             (e) Resolutions of the Board of Directors of Charter National Life
                 Insurance Company adopting Articles of Reorganization and By-Laws.4/
               (f) Amended By-Laws of Charter National Life Insurance Company.5/
        (7)      Not Applicable.
        (8)  (a) Participation Agreement dated September 3, 1993 between
                 Scudder Variable Life Investment Fund and Charter
                  National Life Insurance Company. 1/
             (b) Reimbursement Agreement dated June 9, 1986 between
                 Scudder, Stevens & Clark Inc. and Charter National Life Insurance Company. 1/
             (c) Participating   Contract  and  Policy   Agreement  and
                 Amendments thereto dated June 4, 1986 between Scudder Investor Services, Inc. and CNL, Inc. 1/
             (d) Amendment to Participating Contract and Policy Agreement
                 dated February 20, 1996. 1/
             (e) Purchase  Agreement  dated  February  11,  1998  between
                 Charter National Life Insurance Company, Leucadia National Corporation and Allstate Life Insurance Company. 2/
             (f) Form of Coinsurance Agreement between Charter
                 National Life Insurance Company and Allstate Life
                 Insurance Company. 2/

             (g) Form of Administrative Services Agreement between
                 Charter National Life Insurance Company and Allstate Life Insurance Company. 2/
             (h) Form  of  Participation  Agreement  among  Scudder  Variable
                 Series II, Scudder Investments, Inc. Kemper Distributors, Inc. and Charter National Life Insurance Company.5/
        (9)      Opinion and Consent of Counsel. 4/
        (10) (a) Consent of Foley and Lardner 5/
             (b) Consent of Deloitte & Touche LLP 5/
             (c) Consent of PricewaterhouseCoopers LLP 5/

        (11)     Not Applicable.
        (12)     Not Applicable.
        (13)     Schedule for Computation of Performance Data. 1/4/5/
        (14)     Not Applicable.

        (99) (a) Powers of Attorney for Thomas J. Wilson, II, Casey J. Sylla, Samuel H. Pilch, Marla G. Friedman, John R. Hunter,
                 John C. Lounds, Charles F. Thalheimer, Kevin R. Slawin.4/
             (b) Powers of Attorney for Margaret G. Dyer, J. Kevin McCarthy,
                 Steven C. Verney.5/

1/ Previously filed in Registrant's Post-Effective Amendment No. 15 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on February 24, 1997 (File No. 33-22925).
2/ Previously filed in Registrant's Post-Effective Amendment No. 17 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on April 24, 1998 File No. 33-22925).
3/      Previously filed in  Registrant's   Post-Effective Amendment No. 18 to
        this Form N-4 Registration Statement filed with the SEC via EDGARLINK on February 26, 1999 (File No. 33-22925).
4/        Previously filed in Registrant's Post-Effective Amendment No. 20 to this Form N-4 Registration Statement filed with the SEC via EDGARLINK on May 1, 2000 (File No. 033-22925)
5/      Filed herewith.

Item 25.     Directors and Officers of the Depositor




         Name and Principal                            Positions and Offices
         Business Address*                                With Depositor

         -------------------------------------- -------------------------------
     Thomas J. Wilson, II                            Director, President and
                                                       Chairman of the Board

     Michael J. Velotta                              Director, Vice President,
                                                     Secretary and
                                                     General Counsel
     Marla G. Friedman                               Director and Vice President
     John C. Lounds                                  Director and Vice President
     Margaret G. Dyer                                Director
     J. Kevin McCarthy                               Director
     Steven C. Verney                                Director and Vice President
                                                     (Principle Financial Officer)
     Kevin R. Slawin                                 Vice President
     John R. Hunter                                  Vice President
     Casey J. Sylla                                  Chief Investment Officer
     Karen C. Gardner                                Vice President
     Mary J. McGinn                                  Vice President and Assistant
                                                     Secretary
     Samuel H. Pilch                                 Vice President and Controller
                                                     (Principle Accounting Officer)
     James P. Zils                                   Treasurer
     Joanne M. Derrig                                Assistant General Counsel  and
                                                     Assistant Secretary
     Susan L. Lees                                   Assistant Secretary
     Barry S. Paul                                   Assistant Treasurer

* The principal address of the foregoing directors and officers is 3100 Sanders Road, Northbrook, Illinois 60062.

Item 26. Persons Controlled By or Under Common Control With the Depositor or Registrant

Information in response to this item is incorporated by reference to the Form 10-K Annual Report of The Allstate Corporation File No. 1-11840 (March 26,
2001).

Item 27.  Number of Contract Owners

As of January 31, 2001 there were 8,607 owners of the Contract, of which 7,786 were Non-qualified and 161 were Qualified.

Item 28.  Indemnification

The by-laws of both Charter National Life Insurance Company (Depositor) and ALFS, Inc. (Principal Underwriter), provide for the indemnification of its Directors, Officers, and Controlling Persons, against expenses, judgments, fines and amounts paid in settlement as incurred by such person, if such person acted properly. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjusted to be liable for negligence or misconduct in the performance of a duty to the company, unless a court determines such person is entitled to such indemnity.

Insofar as indemnification for liability arising out of the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against such liabilities (other than payment by the registrant of expenses incurred by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of is counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriter

ALFS, Inc. is the principal underwriter for the Charter National Variable Annuity Account, a separate account of Charter formed in connection with the distribution of variable annuity contracts by Charter.

     (a)The Registrant's principal underwriter acts as principal underwriter for each of the following investment companies:

 Allstate Financial Advisors Separate Account I Allstate Life Insurance Separate Account A Allstate Life of New York Separate Account A Glenbrook Life and Annuity Company Separate Account A Glenbrook Life and Annuity Company Variable Annuity Account Glenbrook Life and Annuity Variable Account Glenbrook Life Discover Variable Account A Glenbrook Life Variable Life Separate Account A Glenbrook Life Multi-Manager Variable Account Glenbrook Life Scudder Variable Account A Glenbrook Life AIM Variable Separate Account A Lincoln Benefit Life Variable Annuity Account Lincoln Benefit Life Variable Account Charter National Variable Annuity Account Charter National Variable Account Intramerica Variable Annuity Account


      (b)      The directors and officers of the principal underwriter are:





Name and Principal                                Positions and Offices
Business Address *of                              With Underwriter
Each Such Person


John R. Hunter                              Director, President and Chief Executive
                                            Officer
Kevin R. Slawin                             Director
Michael J. Velotta                          Director and Secretary
Thomas J. Wilson, II                        Director
Janet M. Albers                             Vice President, Controller and Treasurer
Brent H. Hamann                             Vice President
Andrea J. Schur                             Vice President
James P. Zils                               Assistant Treasurer
Lisa A. Burnell                             Assistant Vice President and Compliance
                                            Officer
Joanne M. Derrig                            Assistant Secretary and Assistant
                                            General Counsel
Carol S. Watson                             Assistant Secretary
Susan L. Lees                               Assistant Secretary
Barry S. Paul                               Assistant Treasurer

* The principal business address of Ms. Watson is 2940 South 84th Street, Lincoln, Nebraska 68506. The principal address of the other foregoing Officers and Directors of ALFS, Incorporated is 3100 Sanders Road, Northbrook, Illinois.

 (c)  Compensation of ALFS, Inc.

      none

Item 30.  Location of Accounts and Records

The Depositor, Charter National Life Insurance Company, is located at 3100 Sanders Road, Northbrook, Illinois 60062.

The Principal Underwriter, ALFS, Inc. is located at 3100 Sanders Road, Northbrook, Illinois 60062.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 31.  Management Services

   Not Applicable.


Item 32.  Undertakings

The Registrant undertakes to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contract may be accepted,.
Registrant furthermore agrees to include wither, as part of any prospectus or application to purchase a contract offered by the prospectus, a toll-free number that an applicant can call to request a Statement of Additional Information or a post card or similar written communication that the applicant can remove to send for a Statement of Additional Information. Finally, the Registrant agrees to deliver any Statement of Additional Information and any Financial Statements required to be made available under this Form N-4 promptly upon written or oral request.

REPRESENTATIONS PURSUANT TO SECTION 403(B) OF THE INTERNAL REVENUE CODE

Charter National Life Insurance Company represents that it is relying upon a November 28, 1988 Securities and Exchange commission no-action letter issued to the American Council of Life Insurance and that the provisions of paragraphs 1-4 of the no-action letter have been complied with.

REPRESENTATION REGARDING CONTRACT EXPENSES

Charter National Life Insurance Company represents that the fees and charges deducted under the contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by charter National Life Insurance Company under the Contracts. Charter National Life Insurance Company bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for Charter National Life Insurance Company to earn a profit; the degree to which the contracts include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectus(es) contained herein, or any variations therein, based on supplements, endorsements, or riders to any Contract or prospectus(es), or otherwise.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended registration statement and has caused this amended registration statement to be signed on its behalf in the Township of Northfield and the State of Illinois, on the 20th day of April, 2001.

                   Charter National Variable Annuity Account

                                  (Registrant)

              By: Charter National Life Insurance Company
                                   (Depositor)

         /s/Michael J. Velotta
         ------------------------------
          Michael J. Velotta
          Vice President, Secretary and General Counsel

As required by the Securities Act of 1933, this amended Registration Statement has been duly signed below by the following Directors and Officers of Charter National Life Insurance Company on the 20th day of April, 2001.



**/THOMAS J. WILSON, II                           President, Director and Chairman of the Board
------------------------                          (Principal Executive Officer)
Thomas J. Wilson, II


/s/MICHAEL J. VELOTTA                             Vice President, Secretary,
---------------------                             General Counsel and Director
Michael J. Velotta


*/MARGARET G. DYER                                Director
------------------
Margaret G. Dyer


*/J. KEVIN MCCARTHY                               Director
-------------------
J. Kevin McCarthy


*/STEVEN C. VERNEY                                Director and Vice President
------------------                                (Principal Financial Officer)
Steven C. Verney


**/JOHN C. LOUNDS                                 Vice President and Director
-----------------
John C. Lounds


**/MARLA G. FRIEDMAN                              Vice President and Director
--------------------
Marla G. Friedman


**/CASEY J. SYLLA                                 Chief Investment Officer
-----------------
Casey J. Sylla


**/SAMUEL H. PILCH                                Vice President and Controller
------------------                                (Principal Accounting Officer)
Samuel H. Pilch


**/JOHN R. HUNTER                                 Vice President
-----------------
John R. Hunter


**/CHARLES F. THALHEIMER                          Vice President
------------------------
Charles F. Thalheimer


*/ By Michael J. Velotta, pursuant to Powers of Attorney filed herewith. **/ By Michael J. Velotta, pursuant to Powers of Attorney previously filed.

                                  Exhibit Index
(8) (h) Form of Participation Agreement among Scudder Variable Series II, Scudder Investments, Inc. Kemper Distributors, Inc. and Charter National Life Insurance Company.

(10)(a)     Consent of Foley & Lardner
(10)(b)     Consent of Deloitte & Touche LLP
(10)(c)     Consent of PricewaterhouseCoopers LLP

(13)     Schedule for Computation of Performance Data.

(99)(b)Powers of Attorney for Margaret G. Dyer, J. Kevin
       McCarthy, Steven C. Verney.